Exhibit 4.1


MBNA AMERICA BANK, NATIONAL ASSOCIATION
Seller and Servicer
and
THE BANK OF NEW YORK
Trustee
on behalf of the Series 2000-G Certificateholders




SERIES 2000-G SUPPLEMENT
Dated as of July 20, 2000
to
POOLING AND SERVICING AGREEMENT
Dated as of August 4, 1994




MBNA MASTER CREDIT CARD TRUST II
SERIES 2000-

SERIES 2000-G SUPPLEMENT, dated as of July 20, 2000 (this "Series Supplement"), by and between MBNA AMERICA BANK, NATIONAL ASSOCIATION, a national banking association, as Seller and Servicer, and THE BANK OF NEW YORK, as
Trustee under the Pooling and Servicing Agreement dated as of August 4, 1994 between MBNA
America Bank, National Association and the Trustee (as amended, the
"Agreement").

Section 6.09 of the Agreement provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

Pursuant to this Series Supplement, the Seller and the Trust shall create a new
Series of Investor Certificates and shall specify the Principal Terms thereof.

SECTION 1.	Designation.  (a) There is hereby created a Series of
Investor
Certificates to be issued in two classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 2000-G Certificates." The two classes shall be designated the Class A Floating Rate Asset Backed Certificates, Series 2000-G (the "Class A
Certificates") and the Class B Floating Rate Asset Backed Certificates, Series 2000-G (the
"Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2 hereto, respectively. In addition, there is hereby created a third Class of an uncertificated interest in the Trust which shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Collateral Interest, Series
2000-G (the "Collateral Interest").

(b) Series 2000-G shall be included in Group One (as defined below).
Series
2000-G shall not be subordinated to any other Series.

(c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date as agreed to by the Seller and the Collateral Interest Holder. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of
Registered Certificates and the opinion described in subsection 6.09(b)(d)(i) and clauses (a) and
(c) of the definition of Tax Opinion in Section 1.01 of the Agreement shall not be applicable to the Collateral Interest, and (ii) the provisions of Section 3.07 of the Agreement shall not apply to cause the Collateral Interest to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Seller intends and, together with the Collateral Interest Holder, agrees to treat the Collateral Interest for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

SECTION 2.	Definitions.

In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this
Series Supplement shall govern. All Article, Section or subsection references herein shall mean
Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Investor Certificates and no other Series of
Certificates issued by the Trust.

"Accumulation Period" shall mean, solely for the purposes of the definition of
Group One Monthly Principal Payment as such term is defined in each Supplement relating to
Group One, the Controlled Accumulation Period.

"Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all outstanding
Series, and the denominator of which is equal to the sum of (a) the Initial Investor Interest, (b) the initial investor interests of all outstanding Series (other than Series 2000-G) which are not expected to be in their revolving periods, and (c) the initial investor interests of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at anytime if the Rating Agency Condition is satisfied.

"Accumulation Period Length" shall have the meaning assigned such term in subsection 4.09(j).

"Accumulation Shortfall" shall initially mean zero and shall thereafter mean, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsections 4.09(f)(i), 4.09(f)(ii) and 4.09(f)(iii) with respect to the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively, for the previous Monthly Period.

"Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor
Interest and (b) the Class B
Adjusted Investor Interest and (c) the Collateral Interest Adjusted
Amount.

"Aggregate Investor Default Amount" shall mean, with respect to any Monthly
Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

"Assignee" shall have the meaning specified in subsection 19(a).

"Available Investor Principal Collections" shall mean with respect to any
Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly
Period, minus (b) the amount of Reallocated Collateral Principal Collections and Reallocated
Class B Principal Collections with respect to such Monthly Period which pursuant to Section
4.12 are required to fund the Class A Required Amount and the Class B Required Amount, plus
(c) the amount of Shared Principal Collections with respect to Group One that are allocated to
Series 2000-G in accordance with subsection 4.13(b).

"Available Reserve Account Amount" shall mean, with respect to any Transfer
Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection
4.15(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.11(i) to the Reserve Account on such date) and (b) the Required Reserve Account
Amount.

"Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A
Monthly Interest, the Class B Monthly Interest, the Collateral Minimum Monthly Interest, each for the related Interest Period, and the Certificateholder Servicing Fee and the Servicer
Interchange, each with respect to such Monthly Period, and the denominator of which is the
Investor Interest as of the close of business on the last day of such Monthly Period.

"Certificateholder Servicing Fee" shall have the meaning specified in subsection
3(a) hereof.

"Class A Account Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the Record Date preceding the related Transfer Date and the denominator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly
Principal and Class B Monthly Principal as of the Record Date preceding the related Transfer
Date.

"Class A Additional Interest" shall have the meaning specified in subsection
4.06(a).

"Class A Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest minus the funds on deposit in the Principal Funding Account (in an amount not to exceed the Class A
Investor Interest) on such
date of determination.

"Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance
Charge Receivables and amounts with respect to Annual Membership Fees allocated to the
Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of
Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) an amount equal to the product of (i) the Class A Account Percentage and (ii) the Principal Funding
Investment Proceeds, if any, with respect to the related Transfer Date,
(c) the Interest Funding
Investment Proceeds arising pursuant to subsection 4.18(b), if any, with respect to the related
Transfer Date and (d) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Class A
Available Funds pursuant to subsections 4.15(b) and 4.15(d)(i).

"Class A Certificate Rate" shall mean, for any Interest Period, a per annum rate equal to 0.13% per annum in excess of LIBOR, as determined on the related LIBOR
Determination Date.

"Class A Certificateholder" shall mean the Person in whose name a Class
A
Certificate is registered in the Certificate Register.

"Class A Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

"Class A Deficiency Amount" shall have the meaning specified in subsection
4.06(a).

"Class A Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed
100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the
Investor Interest as of the close of business on the last day of the Revolving Period.

"Class A Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor
Interest as of the close of business on such day; provided, however, that, with respect to the first
Monthly Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

"Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $637,500,000.

"Class A Investor Allocation" shall mean with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal
Receivables during the Revolving Period, the Class A Floating
Allocation, and (b) with respect
to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization
Period, the Class A Fixed Allocation.

"Class A Investor Charge-Offs" shall have the meaning specified in subsection
4.10(a).

"Class A Investor Default Amount" shall mean, with respect to each Transfer
Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for the related
Monthly Period.

"Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over
Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination; provided, however, that the Class A Investor Interest may not be reduced below zero.

"Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.06(a).

"Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a).

"Class A Required Amount" shall have the meaning specified in subsection
4.08(a).

"Class A Servicing Fee" shall have the meaning specified in subsection 3(a) of this Series Supplement.

"Class B Account Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the Record Date preceding the related Transfer Date and the denominator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly
Principal and Class B Monthly Principal as of the Record Date preceding the related Transfer
Date.

"Class B Additional Interest" shall have the meaning specified in subsection
4.06(b).

"Class B Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class B Investor Interest minus the excess, if any, of the Principal Funding Account Balance over the Class A Investor Interest on such date of determination (such excess not to exceed the Class B Investor
Interest).

"Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class B Floating Allocation of the Collections of Finance
Charge Receivables and amounts with respect to Annual Membership Fees allocated to the
Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of
Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) an amount equal to the product of (i) the Class B Account Percentage and (ii) the Principal Funding
Investment Proceeds, if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge
Account on the related Transfer Date to be treated as Class B Available Funds pursuant to subsection 4.15(d)(ii).

"Class B Certificate Rate" shall mean, for any Interest Period, a per annum rate equal to 0.40% per annum in excess of LIBOR, as determined on the related LIBOR
Determination Date.

"Class B Certificateholder" shall mean the Person in whose name a Class
B
Certificate is registered in the Certificate Register.

"Class B Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

"Class B Deficiency Amount" shall have the meaning specified in subsection
4.06(b).

"Class B Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed
100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the
Investor Interest as of the close of business on the last day of the Revolving Period.

"Class B Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor
Interest as of the close of business on such day; provided, however, that, with respect to the first
Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

"Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $56,250,000.

"Class B Investor Allocation" shall mean with respect to any Monthly
Period,
(a) with respect to Default Amounts and Finance Charge Receivables at any time or Principal
Receivables during the Revolving Period, the Class B Floating
Allocation, and (b) with respect
to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization
Period, the Class B Fixed Allocation.

"Class B Investor Charge-Offs" shall have the meaning specified in subsection
4.10(b).

"Class B Investor Default Amount" shall mean, with respect to each Transfer
Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for the related
Monthly Period.

"Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus
(c) the aggregate amount
of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Collateral Interest Amount has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero.

"Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.06(b).

"Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(b).

"Class B Required Amount" shall have the meaning specified in subsection
4.08(b).

"Class B Servicing Fee" shall have the meaning specified in subsection
3(a)
hereof.

"Closing Date" shall mean July 20, 2000.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Collateral Allocation" shall mean with respect to any Monthly Period,
(a) with
respect to Default Amounts and Finance Charge Receivables at any time or Principal
Receivables during the Revolving Period, the Collateral Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization
Period, the Collateral Fixed Allocation.

"Collateral Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Collateral Floating Allocation of the Collections of Finance Charge
Receivables and amounts with respect to Annual Membership Fees allocated to the Investor
Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of
Collections of Finance Charge Receivables attributable to Servicer
Interchange.

"Collateral Charge-Offs" shall have the meaning specified in subsection
4.10(c).

"Collateral Default Amount" shall mean, with respect to any Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default
Amount for the related
Monthly Period and (b) the Collateral Floating Allocation applicable for the related Monthly
Period.

"Collateral Fixed Allocation" shall mean with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed
100%) of a fraction, the numerator of which is the Collateral Interest Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the
Investor Interest as of the close of business on the last day of the Revolving Period.

"Collateral Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest Adjusted Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted
Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Collateral Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Interest Initial Amount and the denominator of which is the Initial Investor Interest.

"Collateral Interest" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive (i) to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds on deposit in the Collection
Account allocable thereto pursuant to the Agreement and this Series Supplement, and funds on deposit in the Principal Funding Account or any other Series Account (and any investment earnings thereon, net of investment expenses and losses, if and to the extent specifically provided herein) allocable thereto pursuant to the Agreement and this Series Supplement and (ii) amounts available for payment to the Collateral Interest Holder pursuant to subsection 4.11(j) and Section
4.15.

"Collateral Interest Adjusted Amount" shall mean, with respect to any date of determination, an amount equal to the Collateral Interest Amount minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Investor Interest and the Class B
Investor Interest on such date of determination (such excess not to exceed the Collateral Interest
Amount).

"Collateral Interest Amount" shall mean, an amount equal to (a) the Collateral
Interest Initial Amount, minus (b) the aggregate amount of principal payments made to the
Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral
Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(c), minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsections 4.12(a) and (b) on all prior
Transfer Dates, minus (e) an amount equal to the amount by which the Collateral Interest
Amount has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and (b), and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer
Dates pursuant to subsection 4.11(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided further, however, that the Collateral Interest
Amount may not be reduced below zero.

"Collateral Interest Holder" shall mean the entity so designated in writing by the
Seller to the Trustee.

"Collateral Interest Initial Amount" shall mean $56,250,000.

"Collateral Interest Servicing Fee" shall have the meaning specified in subsection
3(a) hereof.

"Collateral Minimum Monthly Interest" shall mean the monthly interest distributable in respect of the Collateral Interest Amount as calculated in accordance with subsection 4.06(c).

"Collateral Minimum Rate" shall mean, for any Interest Period, the rate specified in the Transfer Agreement.

"Collateral Monthly Principal" shall mean the monthly principal distributable in respect of the Collateral Interest Amount as calculated in accordance with subsection 4.07(c).

"Controlled Accumulation Amount" shall mean for any Transfer Date with respect to the Controlled Accumulation Period, $62,500,000; provided, however, that if the
Accumulation Period Length is determined to be less than 12 months pursuant to subsection
4.09(j), the Controlled Accumulation Amount for each Transfer Date with respect to the
Controlled Accumulation Period will be equal to (i) the product of (x) the Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required
Accumulation Factor Number.

"Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on June 30, 2004 or such later date as is determined in accordance with subsection 4.09(j) and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 2000-G
Termination Date.

"Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing
Accumulation Shortfall.

"Covered Amount" shall mean an amount, determined as of each Transfer Date with respect to any Interest Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Certificate Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to
Class A Monthly Principal as of the Record Date preceding such Transfer Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest
Period and the denominator of which is 360, times (ii) the Class B Certificate Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal
Funding Account with respect to Class B Monthly Principal as of the Record Date preceding such Transfer Date.

"Credit Enhancement" shall mean (a) with respect to the Class A
Certificates, the
subordination of the Class B Certificates and the Collateral Interest, and (b) with respect to the Class B Certificates, the subordination of the Collateral Interest.

"Credit Enhancement Provider" shall mean the Collateral Interest
Holder.

"Cumulative Series Principal Shortfall" shall mean the sum of the Series Principal
Shortfalls (as such term is defined in each of the related Series
Supplements) for each Series in
Group One.

"Daily Principal Shortfall" shall mean, on any date of determination, the excess of the Group One Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such
Monthly Period allocable to investor certificates of all outstanding Series in Group One, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

"Distribution Date" shall mean September 15, 2000 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding
Business Day.

"Excess Spread" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 4.09(a)(iv),
4.09(b)(iii) and 4.09(c)(ii).

"Fitch" shall mean Fitch, Inc. or its successors.

"Fixed Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination;
provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal
Receivables in an aggregate amount approximately equal to the initial investor interest of such
Series are removed from the Trust, the denominator determined pursuant to clause (a) hereof shall be (i) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal
Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

"Floating Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of
(a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first calendar month in the first Monthly
Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the day immediately preceding the Closing Date and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the
Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or
Principal Receivables, as applicable, for all outstanding Series on such date of determination;
provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal
Receivables in an aggregate amount approximately equal to the initial investor interest of such
Series are removed from the Trust, the denominator determined pursuant to clause (a) hereof shall be (i) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal
Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

"Group One" shall mean Series 2000-G and each other Series specified in the related Supplement to be included in Group One.

"Group One Monthly Principal Payment" shall mean with respect to any Monthly
Period, for all Series in Group One (including Series 2000-G) which are in an Amortization
Period or Accumulation Period (as such terms are defined in the related Supplements for all
Series in Group One), the sum of (a) the Controlled Distribution Amount for the related Transfer
Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, other than its Rapid
Accumulation Period, if applicable (as such terms are defined in the related Supplements for all
Series in Group One), (c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in Group
One in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (d) the Adjusted Investor
Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in Group One in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One) and (e) such other amounts as may be specified in the related Supplements for all
Series in Group One.

"Initial Investor Interest" shall mean $750,000,000.

"Interest Funding Account" shall have the meaning set forth in Section
4.18.
"Interest Funding Investment Proceeds" shall mean, with respect to each Transfer
Date, the investment earnings on funds in the Interest Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.
"Interest Payment Date" shall mean October 16, 2000 and the fifteenth day of each January, April, July and October thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, however, that commencing on the first Distribution
Date with respect to the Rapid Amortization Period, each Distribution Date shall be an Interest
Payment Date.
"Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date) through the day preceding such Distribution Date.

"Investment Letter" shall have the meaning specified in subsection
19(b).

"Investor Certificateholder" shall mean (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B
Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral
Interest, the Collateral Interest Holder.

"Investor Certificates" shall mean the Class A Certificates, the Class
B
Certificates and the Collateral Interest.

"Investor Default Amount" shall mean, with respect to any Receivable in a
Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the
Floating Investor Percentage on the day such Account became a Defaulted
Account.

"Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the
Collateral Interest Amount, each as of such date.

"Investor Percentage" shall mean for any Monthly Period, (a) with respect to
Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal
Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the
Fixed Investor Percentage.

"Investor Principal Collections" shall mean, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly
Period pursuant to subsections 4.05(a)(ii), (iii) and (iv), 4.05(b)(ii), (iii) and (iv), or 4.05(c)(ii), in
each case, as applicable to such Monthly Period, (b) the aggregate amount to be treated as
Investor Principal Collections pursuant to subsections 4.09(a)(iii), and 4.11(a), (b), (c), (d), (g)
and (h) for such Monthly Period (other than such amount paid from Reallocated Principal
Collections), and (c) the aggregate amount of Unallocated Principal Collections deposited into the Principal Account pursuant to subsection 4.05(d).

"Investor Servicing Fee" shall have the meaning specified in subsection
3(a)
hereof.

"LIBOR" shall mean, for any Interest Period, the London interbank offered rate for three-month United States dollar deposits (or commencing on the first Distribution Date with respect to the Rapid Amortization Period, for one-month United States dollar deposits) determined by the Trustee on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 4.16.

"LIBOR Determination Date" shall mean July 18, 2000 for the period from and including the Closing Date through but excluding October 16, 2000, October 12, 2000 for the period from and including October 16, 2000 through but excluding January 16, 2001, and, with respect to each Interest Period thereafter, the second London Business Day prior to each Interest
Payment Date. For each Interest Period following the Interest Period ending on but excluding
January 16, 2001, the related LIBOR Determination Date shall be the LIBOR Determination
Date prior to the later of (i) the most recent Interest Payment Date preceding the first day of such Interest Period and (ii) the Interest Payment Date occurring on the first day of such Interest
Period.

"London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

"Monthly Interest" shall mean, with respect to any Transfer Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A
Deficiency Amount, if any, (b) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any, and (c) the Collateral Minimum
Monthly Interest and any previously due and the unpaid Collateral Minimum Monthly Interest, each with respect to such Transfer Date.

"Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Investor Certificates shall begin on and include the Closing Date and shall end on and include August 31, 2000.

"Net Servicing Fee Rate" shall mean (a) so long as the Seller or The
Bank of New
York is the Servicer, 1.25% per annum and (b) if the Seller or The Bank of New York is no longer the Servicer, 2.0% per annum.

"Pay Out Commencement Date" shall mean the date on which a Trust Pay
Out
Event is deemed to occur pursuant to Section 9.01 or a Series 2000-G Pay Out Event is deemed to occur pursuant to Section 9 hereof.

"Permitted Assignee" shall mean any Person who, if it were the Collateral Interest
Holder or holder of an interest in the Trust, as applicable, would not cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes.

"Portfolio Adjusted Yield" shall mean, with respect to any Transfer Date, commencing on and including the December 2000 Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the
Portfolio Yield for such Monthly Period and deducting 0.5% from the result for each Monthly
Period.

"Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited into the Finance Charge
Account and allocable to the Investor Certificates for such Monthly Period, and (b) the amount with respect to Annual Membership Fees deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period, and (c) the Principal Funding
Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, and (d) the Interest Funding Investment Proceeds deposited into the
Finance Charge Account on the Transfer Date related to such Monthly Period, and (e) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in subsection 4.15, each deposited into the Finance
Charge Account on the Transfer Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Aggregate Investor Default Amount for such Monthly
Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

"Principal Funding Account" shall have the meaning set forth in subsection
4.14(a).

"Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

"Principal Funding Investment Proceeds" shall mean, with respect to each
Transfer Date, the investment earnings on funds in the Principal
Funding Account (net of
investment expenses and losses) for the period from and including the immediately preceding
Transfer Date to but excluding such Transfer Date.

"Prospectus" shall mean the prospectus and the prospectus supplement as filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act relating to the Series 2000-G Certificates.

"Rapid Amortization Period" shall mean the Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 2000-G
Termination Date and (b) the termination of the Trust pursuant to
Section 12.01.

"Rating Agency" shall mean Moody's and Standard & Poor's.

"Rating Agency Condition" shall mean the notification in writing by each Rating
Agency to the Seller, the Servicer and the Trustee that an action will not result in any Rating
Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

"Reallocated Class B Principal Collections" shall mean, with respect to any
Transfer Date, Collections of Principal Receivables applied in accordance with subsection
4.12(a) in an amount not to exceed the product of (a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of
Principal Receivables with respect to the Monthly Period relating to such Transfer Date;
provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

"Reallocated Collateral Principal Collections" shall mean, with respect to any
Transfer Date, Collections of Principal Receivables applied in accordance with subsections
4.12(a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of
Principal Receivables with respect to the Monthly Period relating to such Transfer Date;
provided, however, that such amount shall not exceed the Collateral Interest Amount after giving effect to any Collateral Charge-Offs for such Transfer Date.

"Reallocated Principal Collections" shall mean the sum of (a)
Reallocated Class B
Principal Collections and (b) Reallocated Collateral Principal
Collections.

"Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

"Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

"Required Reserve Account Amount" shall mean, with respect to any Transfer
Date on or after the Reserve Account Funding Date, an amount equal to
(a) 0.5% of the
outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Seller; provided, however, that if such designation is of a lesser amount, the Seller shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating
Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2000-G.

"Reserve Account" shall have the meaning specified in subsection
4.15(a).

"Reserve Account Funding Date" shall mean the Transfer Date which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the
Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted
Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first
Transfer Date for which the Portfolio Adjusted Yield is less than 4%, but in such event the
Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the
Controlled Accumulation Period.

"Reserve Account Surplus" shall mean, as of any Transfer Date following the
Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the
Reserve Account exceeds the Required Reserve Account Amount.

"Reserve Draw Amount" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period or the first Transfer Date relating to the Rapid
Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

"Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled
Accumulation Period commences and
(b) the Pay Out Commencement Date.

"Scheduled Payment Date" shall mean the July 2005 Distribution Date.

"Series 2000-G" shall mean the Series of the MBNA Master Credit Card Trust II represented by the Investor Certificates.

"Series 2000-G Certificateholders" shall mean the holder of record of a Series
2000-G Certificate.

"Series 2000-G Certificates" shall mean the Class A Certificates and the Class B
Certificates.

"Series 2000-G Pay Out Event" shall have the meaning specified in
Section 9
hereof.

"Series 2000-G Termination Date" shall mean the earliest to occur of
(a) the
Distribution Date on which the Investor Interest is paid in full, (b) the December 2007
Distribution Date and (c) the Trust Termination Date.

"Series Principal Shortfall" shall mean with respect to any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Controlled
Accumulation Period, the Controlled Deposit Amount for such Transfer Date, and (ii) with respect to any Transfer Date relating to the Rapid Amortization Period, the Adjusted Investor
Interest over (b) the Investor Principal Collections minus the Reallocated Principal Collections for such Transfer Date.

"Series Servicing Fee Percentage" shall mean 2.0%.

"Servicer Interchange" shall mean, for any Transfer Date, the portion of
Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account with respect to the related Monthly Period that is attributable to
Interchange; provided, however, that Servicer Interchange for any Transfer Date shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest as of the last day of the related
Monthly Period and (ii) 0.75%; provided further, however, with respect to the first Transfer
Date, the Servicer Interchange may equal but shall not exceed $640,625.

"Shared Principal Collections" shall mean, with respect to any Transfer Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series
Principal Shortfall with respect to other outstanding Series in Group One or (b) the amounts allocated to the investor certificates of other Series in Group One which the applicable
Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor
Certificates.

"Telerate Page 3750" shall mean the display page currently so designated on the
Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

"Transfer" shall have the meaning specified in subsection 19(a).

"Transfer Agreement" shall mean the agreement among MBNA and the Collateral
Interest Holder, dated as of the Closing Date, as amended or modified from time to time, relating to the transfer of the Collateral Interest.

"Unallocated Principal Collections" shall have the meaning specified in subsection 4.05(d).

SECTION 3.	Servicing Compensation and Assignment of Interchange.  (a)
The share of the Servicing Fee allocable to Series 2000-G with respect to any Transfer Date (the
"Investor Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing
Fee Percentage and (ii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the
Investor Servicing Fee shall be equal to $1,708,333.33. On each Transfer Date for which the
Seller or The Bank of New York is the Servicer, the Servicer
Interchange with respect to the
related Monthly Period that is on deposit in the Finance Charge Account shall be withdrawn from the Finance Charge Account and paid to the Servicer in payment of a portion of the
Investor Servicing Fee with respect to such Monthly Period. Should the Servicer Interchange on deposit in the Finance Charge Account on any Transfer Date with respect to the related Monthly
Period be less than one-twelfth of 0.75% of the Adjusted Investor
Interest as of the last day of
such Monthly Period, the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Finance Charge
Account.  The Servicer Interchange with respect to the first Transfer
Date may equal but shall
not exceed $640,625. The share of the Investor Servicing Fee allocable to the Class A Investor
Interest with respect to any Transfer Date (the "Class A Servicing
Fee") shall be equal to one-
twelfth of the product of (i) the Class A Floating Allocation, (ii) the Net Servicing Fee Rate and
(iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such
Transfer Date; provided, however, that with respect to the first
Transfer Date, the Class A
Servicing Fee shall be equal to $907,552.07. The share of the Investor Servicing Fee allocable to the Class B Investor Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B
Floating Allocation, (ii) the Net
Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly
Period preceding such Transfer Date; provided, however, that with respect to the first Transfer
Date, the Class B Servicing Fee shall be equal to $80,078.13. The share of the Investor
Servicing Fee allocable to the Collateral Interest Amount with respect to any Transfer Date (the
"Collateral Interest Servicing Fee," and together with the Class A Servicing Fee and the Class B
Servicing Fee, the "Certificateholder Servicing Fee") shall be equal to one-twelfth of the product of (i) the Collateral Floating Allocation, (ii) the Net Servicing Fee
Rate and (iii) the Adjusted
Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Collateral Interest Servicing Fee shall be equal to $80,078.13. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Seller or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Investor
Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(a)(ii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(b)(ii) and 4.11(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.11(f) or, if applicable, subsection 4.09(c)(i).

(b)	On or before each Transfer Date, the Seller shall notify the
Servicer of the
amount of Interchange to be included as Collections of Finance Charge Receivables and allocable to the Investor Certificateholders with respect to the preceding Monthly Period as determined pursuant to this subsection 3(b). Such amount of Interchange shall be equal to the product of (i) the total amount of Interchange paid or payable to the Seller with respect to such
Monthly Period, (ii) a fraction the numerator of which is the aggregate amount of cardholder charges for goods and services in the Accounts with respect to such Monthly Period and the denominator of which is the aggregate amount of cardholder charges for goods and services in all MasterCard and VISA consumer revolving credit card accounts owned by the Seller with respect to such Monthly Period and (iii) the Investor Percentage with regard to Finance Charge
Receivables. On each Transfer Date, the Seller shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Account, in immediately available funds, the amount of
Interchange to be so included as Collections of Finance Charge Receivables allocable to the
Investor Certificates with respect to the preceding Monthly Period.
The Seller hereby assigns,
sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Investor Certificateholders in Interchange and the proceeds of Interchange, as set forth in this subsection 3(b). In connection with the foregoing grant of a security interest, this Series
Supplement shall constitute a security agreement under applicable law. To the extent that a
Supplement for a related Series, other than Series 2000-G, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Investor Certificates of any such Series (except as otherwise specified in any such Supplement) and the Investor Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series
Supplement and other related Supplements.

SECTION 4.	Reassignment and Transfer Terms.  The Investor Certificates
shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.02(a), on any Distribution Date on or after the Distribution Date on which the
Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest.
The deposit required in connection with any such repurchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Investor Interest and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the
Distribution Date on which the repurchase occurs.

SECTION 5.	Delivery and Payment for the Certificates.  The Seller
shall
execute and deliver the Series 2000-G Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver such Certificates when authenticated in accordance with Section 6.02 of the Agreement.

SECTION 6.	Form of Delivery of the Certificates; Depository;
Denominations.

(a) The Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.01 and 6.10 of the Agreement.

(b) The Depository for the Certificates shall be The Depository Trust Company, and the Certificates shall be initially registered in the name of Cede & Co., its nominee.

(c)	The Certificates are issuable in minimum denominations of $1,000
and
integral multiples of that amount.

SECTION 7.	Article IV of the Agreement.  Sections 4.01, 4.02 and 4.03
shall
be read in their entirety as provided in the Agreement. Article IV (except for Sections 4.01, 4.02 and 4.03 thereof) shall be read in its entirety as follows and shall be applicable only to the
Investor Certificates:

ARTICLE IV
RIGHTS OF CERTIFICATEHOLDERS AND
ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.04	Rights of Certificateholders and the Collateral
Interest
Holder. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such
Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating
Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of
Collections received with respect to the Receivables and (b) funds on deposit in the Collection
Account, the Finance Charge Account, the Interest Funding Account, the Principal Account, the
Principal Funding Account, the Reserve Account and the Distribution Account. The Collateral
Interest shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B
Certificates shall be subordinate to the Class A Certificates. The Seller Interest shall not represent any interest in the Collection Account, the Finance Charge Account, the Interest
Funding Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this
Article IV.

SECTION 4.05	Allocations.

(a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the
Collection Account, allocate to the Investor Certificateholders or the Holder of the Seller Interest and pay or deposit from the Collection Account the following amounts as set forth below:

(i) Allocate to the Investor Certificateholders the product of (y) the Investor
Percentage on the Date of Processing of such Collections and (z) the aggregate amount of
Collections of Finance Charge Receivables on such Date of Processing, and of that allocation, deposit in the Finance Charge Account an amount equal to either (I) (A) prior to the date on which the amount of Monthly Interest with respect to the related Interest
Period is determined by the Servicer, an amount equal to the product of
(1) the Investor
Percentage on the Date of Processing of such Collections and (2) the aggregate amount of
Collections of Finance Charge Receivables on such Date of Processing, and (B) at all other times, the difference between (1) the Monthly Interest with respect to the immediately following Transfer Date (plus, if the Seller is not the Servicer, the
Certificateholder Servicing Fee for such Transfer Date plus the amount of any
Certificateholder Servicing Fee due but not paid to the Servicer on any prior Transfer
Date) and (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(a)(i) or (II) the amount of Collections of Finance Charge Receivables allocated to the Investor
Certificateholders on such Date of Processing pursuant to this subsection 4.05(a)(i);
provided, that if a deposit pursuant to subsection 4.05(a)(i)(I) is made on any Date of
Processing, on the related Transfer Date, the Servicer shall withdraw from the Collection
Account and deposit into the Finance Charge Account an amount equal to the amount of
Collections of Finance Charge Receivables that have been allocated to the Investor
Certificateholders during the related Monthly Period but not previously deposited in the
Finance Charge Account. Funds deposited into the Finance Charge Account pursuant to this subsection 4.05(a)(i) shall be applied in accordance with Section 4.09.

(ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor
Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

(iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the
Investor Percentage on the Date of Processing of such Collections and
(C) the aggregate
amount of Collections processed in respect of Principal Receivables on such Date of
Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

(iv)(A)	Deposit into the Principal Account an amount equal to the
product of (1)
the Class A Investor Allocation on the Date of Processing of such Collections, (2) the
Investor Percentage on the Date of Processing of such Collections and
(3) the aggregate
amount of Collections processed in respect of Principal Receivables on such Date of
Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(a)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Seller Interest an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Seller Interest pursuant to this subsection 4.05(a)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Seller Interest if, and only to the extent that, the Seller Interest on such Date of Processing is equal to or greater than the Minimum Seller Interest (after giving effect to the inclusion in the Trust of all
Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as
Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d).

(b) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Seller Interest and pay or deposit from the Collection Account the following amounts as set forth below:

(i) Deposit into the Finance Charge Account an amount equal to the product
of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.09.
(ii) Deposit into the Principal Account an amount equal to the product of (A)
the Collateral Allocation on the Date of Processing of such
Collections, (B) the Investor
Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such
Date of Processing
to be applied first in accordance with Section 4.12 and then in accordance with
subsection 4.09(f).
(iii) Deposit into the Principal Account an amount equal to the product of (A)
the Class B Investor Allocation on the Date of Processing of such Collections, (B) the
Investor Percentage on the Date of Processing of such Collections and
(C) the aggregate
amount of Collections processed in respect of Principal Receivables on such Date of
Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(f).
(iv)(A)	Deposit into the Principal Account an amount equal to the
product of (1)
the Class A Investor Allocation on the Date of Processing of such Collections, (2) the
Investor Percentage on the Date of Processing of such Collections and
(3) the aggregate
amount of Collections processed in respect of Principal Receivables on such Date of
Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(b)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Seller Interest an amount equal to the excess identified in the proviso to clause (A) above, if any; provided, however, that the amount to be paid to the Holder of the Seller Interest pursuant to this subsection 4.05(b)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Seller
Interest if, and only to the
extent that, the Seller Interest on such Date of Processing is equal to or greater than the
Minimum Seller Interest (after giving effect to the inclusion in the
Trust of all
Receivables created on or prior to such Date of Processing and the application of
payments referred to in subsection 4.03(b)) and otherwise shall be considered as
Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d).
(c)	Allocations During the Rapid Amortization Period.  During the
Rapid
Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:
(i)	Deposit into the Finance Charge Account an amount equal to the product
of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.09.
(ii) (A)	Deposit into the Principal Account an amount equal to the
product of (1)
the Investor Percentage on the Date of Processing of such Collections and (2) the
aggregate amount of Collections processed in respect of Principal Receivables on such
Date of Processing; provided, however, that the amount deposited into the Principal
Account pursuant to this subsection 4.05(c)(ii)(A) shall not exceed the sum of the
Adjusted Investor Interest as of the close of business on the last day of the prior Monthly
Period (after taking into account any payments to be made on the
Distribution Date
relating to such prior Monthly Period and deposits and any adjustments to be made to the
Investor Interest to be made on the Transfer Date relating to such Monthly Period) and any Reallocated Principal Collections relating to the Monthly Period in which such
deposit is made and (B) pay to the Holder of the Seller Interest an amount equal to the excess, if any, identified in the proviso to clause (A) above;
provided, however, that the
amount to be paid to the Holder of the Seller Interest pursuant to this subsection
4.05(c)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the
Seller Interest if, and only to the extent that, the Seller Interest on such Date of
Processing is equal to or greater than the Minimum Seller Interest
(after giving effect to
the inclusion in the Trust of all Receivables created on or prior to such Date of Processing
and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d).
(d)	Unallocated Principal Collections.  Any Collections in respect of
Principal
Receivables or Finance Charge Receivables not allocated and paid to the Holder of the Seller
Interest because of the limitations contained in subsections 4.05(a)(iv)(B), 4.05(b)(iv)(B) and
4.05(c)(ii)(B) and any amounts allocable to the Investor Certificates deposited in the Principal
Account pursuant to subsections 2.04(d)(iii) and 4.03(c) ("Unallocated Principal Collections")
shall be held in the Principal Account and, prior to the commencement of the Controlled
Accumulation Period or the Rapid Amortization Period shall be paid to the Holder of the Seller
Interest if, and only to the extent that, the Seller Interest is greater than the Minimum Seller
Interest. For each Transfer Date with respect to the Controlled Accumulation Period or the
Rapid Amortization Period, any such Unallocated Principal Collections held in the Principal
Account on such Transfer Date shall be included in the Investor
Principal Collections which to
the extent available shall be distributed as Available Investor
Principal Collections to be applied
pursuant to Section 4.09 on such Transfer Date.
With respect to the Investor Certificates, and notwithstanding anything in the
Agreement or this Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.05(a), 4.05(b) and 4.05(c), with respect to any
Monthly Period (i) the Servicer will only be required to deposit Collections from the Collection
Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to the Investor Certificateholders and (ii)
if at any time prior to such
Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.
SECTION 4.06	Determination of Monthly Interest.
(a)	The amount of monthly interest distributable from the Finance
Charge
Account with respect to the Class A Certificates with respect to each Transfer Date shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of
days in the related Interest Period and the denominator of which is
360, times (B) the Class A
Certificate Rate in effect with respect to the related Interest Period, times (ii) the outstanding principal balance of the Class A Certificates determined as of the
Record Date preceding the
related Transfer Date (the "Class A Monthly Interest"); provided, however, that in addition to
Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency
Amounts, as defined below, plus any Class A Additional Interest, as defined below, shall also be distributable from the Finance Charge Account with respect to the Class
A Certificates, and on
such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Interest
Funding Account for payment to the Class A Certificateholders on the next succeeding Interest
Payment Date. The "Class A Additional Interest" for any Transfer Date shall be an amount, if any, equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the sum of (1) the Class A
Certificate Rate in effect with respect to such Interest Period, and
(2) 2% per annum, and (C) any
Class A Deficiency Amount with respect to the Transfer Date immediately preceding the prior
Interest Payment Date.  The "Class A Deficiency Amount" for any
Transfer Date shall be equal
to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(a) as of the prior Interest Period over the amount actually transferred to the Interest Funding Account for payment to the Class A Certificateholders on the next succeeding
Interest Payment Date.
(b)	The amount of monthly interest distributable from the Finance
Charge
Account with respect to the Class B Certificates with respect to each Transfer Date shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of
days in the related Interest Period and the denominator of which is
360, times (B) the Class B
Certificate Rate in effect with respect to the related Interest Period, times (ii) the outstanding principal balance of the Class B Certificates determined as of the
Record Date preceding the
related Transfer Date (the "Class B Monthly Interest"); provided, however, that in addition to the
Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency
Amounts, as defined below, plus any Class B Additional Interest, as defined below, shall also be distributable from the Finance Charge Account with respect to the Class
B Certificates, and on
such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Interest
Funding Account for payment to the Class B Certificateholders on the next succeeding Interest
Payment Date. The "Class B Additional Interest" for any Transfer Date shall be an amount, if any, equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the sum of (1) the Class B
Certificate Rate in effect with respect to such Interest Period, and
(2) 2% per annum, and (C) any
Class B Deficiency Amount with respect to the Transfer Date immediately preceding the prior
Interest Payment Date.  The "Class B Deficiency Amount" for any
Transfer Date shall be equal
to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(b) as of the prior Interest Period over the amount actually transferred to the Interest Funding Account for payment to the Class B Certificateholders on the next succeeding
Interest Payment Date.
(c)	The amount of monthly interest distributable with respect to the
Collateral
Interest shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(ii) the Collateral Minimum Rate in effect with respect to the related Interest Period, times (iii)
the Collateral Interest Initial Amount less the aggregate amount distributed to the Collateral
Interest Holder with respect to the Collateral Monthly Principal for all prior Transfer Dates (the
"Collateral Minimum Monthly Interest"); provided, however, that with respect to the first
Transfer Date, Collateral Minimum Monthly Interest will include accrued interest at the
Collateral Minimum Rate from and including the Closing Date through but excluding
September 15, 2000. Collateral Minimum Monthly Interest shall be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.
SECTION 4.07	Determination of Monthly Principal.
(a)	The amount of monthly principal distributable from the Principal
Account
with respect to the Class A Certificates on each Transfer Date (the "Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled
Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled
Accumulation Period, the Controlled Deposit Amount for such Transfer
Date and (iii) the Class
A Adjusted Investor Interest  (after taking into account any adjustments to be made on such
Transfer Date pursuant to Section 4.10) prior to any deposit into the Principal Funding Account on such Transfer Date.
(b)	The amount of monthly principal distributable from the Principal
Account
with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal"), with respect to the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the Class A Investor Interest has been deposited in the Principal Funding
Account (after taking into account any deposits to be made on such Transfer Date), or during the
Rapid Amortization Period, beginning with the Transfer Date immediately preceding the
Distribution Date on which the Class A Investor Interest will be paid in full (after taking into
account payments to be made on the related Distribution Date), shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer
Date (minus the Class A Monthly Principal with respect to such Transfer
Date) and (iii) the Class
B Adjusted Investor Interest (after taking into account any adjustments to be made on such
Transfer Date pursuant to Sections 4.10 and 4.12) prior to any deposit into the Principal Funding
Account on such Transfer Date.
(c)	The amount of monthly principal distributable from the Principal
Account
with respect to the Collateral Interest on each Transfer Date (the "Collateral Monthly Principal"), with respect to the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the sum of (i) the Class A Investor Interest and
(ii) the Class B Investor
Interest has been deposited in the Principal Funding Account (after taking into account any deposits to be made on such Transfer Date), or during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class B
Investor Interest will be paid in full (after taking into account payments to be made on the related
Distribution Date), shall be an amount equal to the least of (i) the Available Investor Principal
Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to
Class A Monthly Principal
and Class B Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date
(minus the Class A Monthly Principal and Class B Monthly Principal with respect to such
Transfer Date) and (iii) the Collateral Interest Adjusted Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) prior to any deposit into the Principal Funding Account on such Transfer Date.
SECTION 4.08	Coverage of Required Amount.
(a)	On or before each Transfer Date, the Servicer shall determine the amount
(the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date,
plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A
Servicing Fee for the prior Monthly Period, plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for the prior Monthly Period, exceeds the Class A Available Funds for the related Monthly Period.
(b)	On or before each Transfer Date, the Servicer shall also
determine the
amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer
Date, plus (B) the Class B
Deficiency Amount, if any, for such Transfer Date, plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period, plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds
the Class B Available Funds for the related Monthly Period, plus (ii)
the Class B Investor
Default Amount, if any, for the prior Monthly Period.
(c)	In the event that the sum of the Class A Required Amount and the
Class B
Required Amount for such Transfer Date is greater than zero, the
Servicer shall give written
notice to the Trustee of such positive Class A Required Amount or Class
B Required Amount on
or before such Transfer Date. In the event that the Class A Required Amount for such Transfer
Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer
Date shall be distributed from the Finance Charge Account on such Transfer Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread with respect to such Transfer Date, the Collections of
Principal Receivables allocable to the Collateral Interest and the Collections of Principal
Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.12. In the event that the Class B Required Amount for such
Transfer Date exceeds the amount of Excess Spread available to fund the Class B Required
Amount pursuant to subsection 4.11(c), the Collections of Principal Receivables allocable to the
Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required
Amount.
SECTION 4.09	Monthly Payments.  On or before each Transfer Date,
the
Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of
Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall
withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the
Interest Funding Account, the Principal Account, the Principal Funding Account and the
Distribution Account as follows:
(a)	An amount equal to the Class A Available Funds deposited into the
Finance Charge Account for the related Monthly Period will be distributed on each Transfer Date
in the following priority:
(i)	an amount equal to Class A Monthly Interest for such Transfer
Date, plus
the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount
of any Class A Additional Interest for such Transfer Date, shall be deposited by the
Servicer or the Trustee into the Interest Funding Account for payment to the Class A
Certificateholders on the next succeeding Interest Payment Date;
(ii)	an amount equal to the Class A Servicing Fee for such Transfer
Date plus
the amount of any Class A Servicing Fee due but not paid to the
Servicer on any prior
Transfer Date shall be distributed to the Servicer;
(iii)	an amount equal to the Class A Investor Default Amount, if any, for the
preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and
(iv)	the balance, if any, shall constitute Excess Spread and shall be allocated
and distributed as set forth in Section 4.11.
(b)	An amount equal to the Class B Available Funds deposited into the
Finance Charge Account for the related Monthly Period will be distributed on each Transfer Date
in the following priority:
(i)	an amount equal to the Class B Monthly Interest for such Transfer
Date,
plus the amount of any Class B Deficiency Amount for such Transfer
Date, plus the
amount of any Class B Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Interest Funding Account for payment to the Class B
Certificateholders on the next succeeding Interest Payment Date;
(ii)	an amount equal to the Class B Servicing Fee for such Transfer
Date, plus
the amount of any Class B Servicing Fee due but not paid to the
Servicer on any prior
Transfer Date for such Transfer Date shall be distributed to the
Servicer; and
(iii)	the balance, if any, shall constitute Excess Spread and shall be allocated
and distributed as set forth in Section 4.11.
(c)	An amount equal to the Collateral Available Funds deposited into the
Finance Charge Account for the related Monthly Period will be distributed on each Transfer Date
in the following priority:
(i)	if the Seller or The Bank of New York is no longer the Servicer, an
amount equal to the Collateral Interest Servicing Fee for such Transfer Date plus the amount of any Collateral Interest Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and
(ii)	the balance, if any, shall constitute Excess Spread and shall be allocated
and distributed as set forth in Section 4.11.
(d)	On the Transfer Date immediately preceding an Interest Payment
Date, an
amount equal to the amount on deposit in the Interest Funding Account (after taking into account any deposits to be made in the Interest Funding Account on such
Transfer Date) will be
distributed as follows:
(i)	an amount equal to the amount deposited in the Interest Funding
Account
(after taking into account any deposits to be made in the Interest Funding Account on such Transfer Date) for the benefit of the Class A Certificateholders shall be deposited by the Servicer or the Trustee into the Distribution Account; and
(ii)	an amount equal to the amount deposited in the Interest Funding
Account
(after taking into account any deposits to be made in the Interest Funding Account on such Transfer Date) for the benefit of the Class B Certificateholders shall be deposited by the Servicer or the Trustee into the Distribution Account.
(e)	During the Revolving Period, an amount equal to the Available
Investor
Principal Collections deposited into the Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:
(i)	an amount equal to the lesser of (A) the product of (1) a
fraction, the
numerator of which is equal to the Available Investor Principal Collections for such
Transfer Date and the denominator of which is equal to the sum of the Available Investor
Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and (2) the Cumulative Series Principal Shortfall and (B)
Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this
Series 2000-G; and
(ii)	an amount equal to the excess, if any, of (A) the Available
Investor
Principal Collections for such Transfer Date over (B) the applications specified in subsection 4.09(e)(i) above shall be paid to the Holder of the Seller Interest; provided, however, that the amount to be paid to the Holder of the Seller
Interest pursuant to this
subsection 4.09(e)(ii) with respect to such Transfer Date shall be paid to the Holder of the
Seller Interest if, and only to the extent that, the Seller Interest on such Date of
Processing is equal to or greater than the Minimum Seller Interest
(after giving effect to
the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and
the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d).
(f)	During the Controlled Accumulation Period or the Rapid
Amortization
Period, an amount equal to the Available Investor Principal Collections deposited into the
Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:
(i)	an amount equal to the Class A Monthly Principal for such
Transfer Date,
shall be (A) during the Controlled Accumulation Period, deposited into the Principal
Funding Account, and (B) during the Rapid Amortization Period, deposited into the
Distribution Account;
(ii)	after giving effect to the distribution referred to in clause (i)
above, an
amount equal to the Class B Monthly Principal, shall be (A) during the
Controlled
Accumulation Period, deposited into the Principal Funding Account, and
(B) during the
Rapid Amortization Period, deposited into the Distribution Account;
(iii)	after giving effect to the distributions referred to in clauses
(i) and (ii)
above, an amount equal to the Collateral Monthly Principal shall be (A)
during the
Controlled Accumulation Period, deposited into the Principal Funding Account, and (B)
during the Rapid Amortization Period, distributed to the Collateral Interest Holder in accordance with subsection 5.01(c);
(iv)	an amount equal to the lesser of (A) the product of (1) a
fraction, the
numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(f)(i), (ii) and
(iii) above and the
denominator of which is equal to the sum of the Available Investor Principal Collections
available for sharing as specified in the related Series Supplement for each Series in
Group One and (2) the Cumulative Series Principal Shortfall and (B) the
Available
Investor Principal Collections remaining after the application specified in subsections
4.09(f)(i), (ii) and (iii) above, shall remain in the Principal Account to be treated as
Shared Principal Collections and applied to Series in Group One other than this Series
2000-G; and
(v)	an amount equal to the excess, if any, of (A) the Available
Investor
Principal Collections over (B) the applications specified in subsections 4.09(f)(i) through
(iv) above shall be paid to the Holder of the Seller Interest;
provided, however, that the
amount to be paid to the Holder of the Seller Interest pursuant to this subsection
4.09(f)(v) with respect to such Transfer Date shall be paid to the
Holder of the Seller
Interest if, and only to the extent that, the Seller Interest on such Date of Processing is equal to or greater than the Minimum Seller Interest (after giving effect to the inclusion
in the Trust of all Receivables created on or prior to such Transfer
Date and the
application of payments referred to in subsection 4.03(b)) and otherwise shall be
considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d).
(g)	On the earlier to occur of (i) the first Transfer Date with
respect to the
Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Scheduled
Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and (A) deposit in the Distribution Account, the amount deposited into the Principal Funding Account pursuant to subsections 4.09(f)(i) and
4.09(f)(ii) and (B) pay to the Collateral Interest Holder in accordance with subsection 5.01(c), the amount deposited into the Principal Funding Account pursuant to subsection 4.09(f)(iii).
(h)	On each Interest Payment Date, the Trustee shall pay in
accordance with
subsection 5.01 (i) to the Class A Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection
4.09(d)(i) on the preceding
Transfer Date and (ii) to the Class B Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.09(d)(ii) on the preceding Transfer Date.
(i)	On the earlier to occur of (i) the first Distribution Date with respect to the
Rapid Amortization Period and (ii) the Scheduled Payment Date and on
each Distribution Date
thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay in
accordance with subsections 5.01(a) and 5.01(b) from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsections 4.09(f) and (g) on the related
Transfer Date in the following priority:
(i)	an amount equal to the lesser of such amount on deposit in the
Distribution Account and the Class A Investor Interest shall be paid to the Class A
Certificateholders; and
(ii)	after giving effect to the distributions referred to in clause
(i) above, an
amount equal to the lesser of such amount on deposit in the
Distribution Account and the
Class B Investor Interest shall be paid to the Class B
Certificateholders.
(j)	The Controlled Accumulation Period is scheduled to commence at the
close of business on June 30, 2004; provided, however, that, if the Accumulation Period Length
(determined as described below) is less than 12 months, the date on which the Controlled
Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Scheduled Payment Date at least equal to the
Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled
Accumulation Period will at least equal the Accumulation Period Length. On the Determination
Date immediately preceding the June 2004 Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the
Servicer will determine the
"Accumulation Period Length" which will equal the number of whole months such that the sum
of the Accumulation Period Factors for each month during such period will be equal to or greater
than the Required Accumulation Factor Number; provided however, that the Accumulation
Period Length will not be determined to be less than one month;
provided further, however, that
the determination of the Accumulation Period Length may be changed at any time if the Rating
Agency Condition is satisfied.
SECTION 4.10	Investor Charge-Offs.
(a)	On or before each Transfer Date, the Servicer shall calculate the
Class A
Investor Default Amount. If on any Transfer Date, the Class A Investor Default Amount for the
prior Monthly Period exceeds the sum of the amount allocated with respect thereto pursuant to
subsection 4.09(a)(iii), subsection 4.11(a) and Section 4.12 with respect to such Monthly Period,
the Collateral Interest Amount (after giving effect to reductions for any Collateral Charge-Offs
and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount
of such excess, but not by more than the lesser of the Class A Investor Default Amount and the
Collateral Interest Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Collateral Interest Amount to be a negative number, the Collateral Interest Amount will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B
Principal Collections on such Transfer Date) will be reduced by the amount by which the
Collateral Interest Amount would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B
Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor
Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A
Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in
excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to subsection 4.11(b).
(b)	On or before each Transfer Date, the Servicer shall calculate the
Class B
Investor Default Amount. If on any Transfer Date, the Class B Investor Default Amount for the
prior Monthly Period exceeds the amount of Excess Spread and
Reallocated Collateral Principal
Collections which are allocated and available to fund such amount pursuant to subsection 4.11(c)
and Section 4.12, the Collateral Interest Amount (after giving effect to reductions for any
Collateral Charge-Offs and any Reallocated Principal Collections on
such Transfer Date and any
adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Collateral Interest Amount (after giving effect to reductions for any Collateral Charge-
Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with
respect thereto as described in subsection 4.10(a) above) for such Transfer Date. In the event that such reduction would cause the Collateral Interest Amount to be a negative number, the
Collateral Interest Amount will be reduced to zero and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest Amount would have been reduced below
zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class
B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of
Reallocated Class B Principal Collections in excess of the Collateral Interest Amount pursuant to
Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class
A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.10(a)
above.  The Class B Investor Interest will thereafter be reimbursed
(but not to an amount in
excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the
amount of Excess Spread allocated and available for that purpose as described under subsection
4.11(d).
(c)	On or before each Transfer Date, the Servicer shall calculate the
Collateral
Default Amount. If on any Transfer Date, the Collateral Default Amount for the prior Monthly
Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to subsection 4.11(g), the Collateral Interest Amount will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the
Collateral Interest Amount for such Transfer Date (a "Collateral Charge-Off"). The Collateral
Interest Amount will also be reduced by the amount of Reallocated Principal Collections pursuant to Section 4.12 and the amount of any portion of the
Collateral Interest Amount
allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class
A Investor Interest, pursuant to subsection 4.10(a), or the Class B Investor Interest, pursuant to subsection 4.10(b), respectively. The Collateral Interest Amount will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread allocated and available for that purpose as described under subsection 4.11(h).
SECTION 4.11	Excess Spread.  On or before each Transfer Date, the
Servicer
shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Excess Spread with respect to the related Monthly
Period to make the following
distributions on each Transfer Date in the following priority:
(a)	an amount equal to the Class A Required Amount, if any, with respect to
such Transfer Date will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.09(a);
(b)	an amount equal to the aggregate amount of Class A Investor
Charge-Offs
which have not been previously reimbursed will be treated as a portion of Investor Principal
Collections and deposited into the Principal Account on such Transfer
Date;
(c)	an amount equal to the Class B Required Amount, if any, with respect to
such Transfer Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.09(b)
and then any remaining
amount available to pay the Class B Investor Default Amount shall be treated as a portion of
Investor Principal Collections and deposited into the Principal Account on such Transfer Date;
(d)	an amount equal to the aggregate amount by which the Class B
Investor
Interest has been reduced below the initial Class B Investor Interest for reasons other than the
payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount
of such reductions which have not been previously reimbursed) will be treated as a portion of
Investor Principal Collections and deposited into the Principal Account on such Transfer Date;
(e)	an amount equal to the Collateral Minimum Monthly Interest plus the
amount of any past due Collateral Minimum Monthly Interest for such Transfer Date will be paid to the Collateral Interest Holder in accordance with subsection
5.01(c);
(f)	if the Seller or The Bank of New York is the Servicer, an amount equal to
the aggregate amount of accrued but unpaid Collateral Interest
Servicing Fees will be paid to the
Servicer;
(g)	an amount equal to the Collateral Default Amount, if any, for the prior
Monthly Period will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;
(h)	an amount equal to the aggregate amount by which the Collateral
Interest
Amount has been reduced for reasons other than the payment of amounts with respect to the
Collateral Monthly Principal (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal
Collections and deposited into the Principal Account on such Transfer
Date;
(i)	on each Transfer Date from and after the Reserve Account Funding
Date,
but prior to the date on which the Reserve Account terminates as described in subsection 4.15(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available
Reserve Account Amount shall be deposited into the Reserve Account; and
(j)	the balance, if any, after giving effect to the payments made pursuant to
subparagraphs (a) through (i) above shall be paid to the Collateral Interest Holder in accordance with subsection 5.01(c).
SECTION 4.12	Reallocated Principal Collections.  On or before each
Transfer
Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the Principal Account and apply Reallocated
Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated
Class B Principal Collections
in accordance with subsection 4.12(a) for any amounts still owing after the application of
Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:
(a)	an amount equal to the excess, if any, of (i) the Class A
Required Amount,
if any, with respect to such Transfer Date over (ii) the amount of
Excess Spread with respect to
the related Monthly Period, shall be applied pursuant to subsections 4.09(a)(i), (ii) and (iii); and
(b)	an amount equal to the excess, if any, of (i) the Class B
Required Amount,
if any, with respect to such Transfer Date over (ii) the amount of
Excess Spread allocated and
available to the Class B Certificates pursuant to subsection 4.11(c) on such Transfer Date shall be applied first pursuant to subsections 4.09(b)(i) and (ii) and then pursuant to subsection
4.11(c).
(c)	On each Transfer Date, the Collateral Interest Amount shall be reduced by
the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated
Class B Principal Collections for such Transfer Date.  In the event that such reduction would
cause the Collateral Interest Amount (after giving effect to any Collateral Charge-Offs for such
Transfer Date) to be a negative number, the Collateral Interest Amount (after giving effect to any
Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor
Interest shall be reduced by the amount by which the Collateral
Interest Amount would have
been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-
Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated
Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest
(after giving effect to any
Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.
SECTION 4.13	Shared Principal Collections.
(a)	The portion of Shared Principal Collections on deposit in the
Principal
Account equal to the amount of Shared Principal Collections allocable to Series 2000-G on any
Transfer Date shall be applied as an Available Investor Principal Collection pursuant to Section
4.09 and pursuant to such Section 4.09 shall be deposited in the Distribution Account or distributed to the Collateral Interest Holder in accordance with subsection 5.01(c).
(b)	Shared Principal Collections allocable to Series 2000-G with respect to
any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 2000-G for such Transfer Date; provided, however, that if the aggregate amount
of Shared Principal Collections for all Series for such Transfer Date is less than the Cumulative
Series Principal Shortfall for such Transfer Date, then Shared
Principal Collections allocable to
Series 2000-G on such Transfer Date shall equal the product of (i)
Shared Principal Collections
for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series
Principal Shortfall with respect to Series 2000-G for such Transfer
Date and the denominator of
which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such
Transfer Date.
(c)	Solely for the purpose of determining the amount of Available
Investor
Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination Date, the Servicer shall determine the Class
A Required Amount, Class B Required Amount, Excess Spread and
Reallocated Principal
Collections as of such Determination Date for the following Transfer
Date.
SECTION 4.14	Principal Funding Account.
(a)	The Trustee shall establish and maintain with a Qualified
Institution,
which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the
Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor
Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal
Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders.  If at any time the institution holding the Principal Funding
Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee
upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new
Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The
Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding
Account from time to time, in the amounts and for the purposes set forth in this Series
Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled
Accumulation Period) prior to the termination of the Principal Funding Account make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.09(f).
(b)	Funds on deposit in the Principal Funding Account shall be
invested at the
direction of the Servicer by the Trustee in Permitted Investments.
Funds on deposit in the
Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the
Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer
Date. The Trustee shall:
(i)	hold each Permitted Investment (other than such as are described in clause
(c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the
Trustee that (I) such
investment property shall at all times be credited to a securities account of the Trustee,
(II) such securities intermediary shall comply with entitlement orders originated by the
Trustee without the further consent of any other person or entity,
(III) all property
credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with
respect to any property credited to such securities account, and (V)
such agreement shall
be governed by the laws of the State of New York;
(ii)	maintain possession of each other Permitted Investment not
described in
clause (i) above (other than such as are described in clause (c) of the definition thereof);
and
(iii)	cause each Permitted Investment described in clause (c) of the definition
thereof to be registered in the name of the Trustee by the issuer thereof;
provided, that no Permitted Investment shall be disposed of prior to its maturity date.  Terms
used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.
On each Transfer Date with respect to the Controlled Accumulation
Period and on
the first Transfer Date with respect to the Rapid Amortization Period, the Trustee, acting at the
Servicer's direction given on or before such Transfer Date, shall transfer from the Principal
Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on
deposit in the Principal Funding Account for application as Class A Available Funds and Class B
Available Funds in accordance with Section 4.09.
Principal Funding Investment Proceeds (including reinvested interest)
shall not be
considered part of the amounts on deposit in the Principal Funding Account for purposes of this
Series Supplement.
SECTION 4.15	Reserve Account.
(a)	The Trustee shall establish and maintain with a Qualified
Institution,
which may be the Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the
Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that
the funds deposited therein are held for the benefit of the Investor Certificateholders. The
Trustee shall possess all right, title and interest in all funds on deposit from time to time in the
Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be a
Qualified Institution, the Seller
shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new
Reserve Account.  The Trustee, at the direction of the Servicer, shall
(i) make withdrawals from
the Reserve Account from time to time in an amount up to the Available Reserve Account
Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each
Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the
Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.11(i).
(b)	Funds on deposit in the Reserve Account shall be invested at the direction
of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Reserve
Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account
on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:
(i)	hold each Permitted Investment (other than such as are described in clause
(c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the
Trustee that (I) such
investment property shall at all times be credited to a securities account of the Trustee,
(II) such securities intermediary shall comply with entitlement orders originated by the
Trustee without the further consent of any other person or entity,
(III) all property
credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with
respect to any property credited to such securities account, and (V)
such agreement shall
be governed by the laws of the State of New York;
(ii)	maintain possession of each other Permitted Investment not
described in
clause (i) above (other than such as are described in clause (c) of the definition thereof);
and
(iii)	cause each Permitted Investment described in clause (c) of the definition
thereof to be registered in the name of the Trustee by the issuer thereof; provided, that no
Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause
(i) above that are defined in the New York UCC and not otherwise defined herein shall
have the meaning set forth in the New York UCC.
On each Transfer Date, all interest and earnings (net of losses and investment
expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account
Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be
deposited into the Finance Charge Account and included in Class A Available Funds for such
Transfer Date.  For purposes of determining the availability of funds or the balance in the
Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or
on deposit.
(c)	On or before each Transfer Date with respect to the Controlled
Accumulation Period and on or before the first Transfer Date with respect to the Rapid
Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for
deposit in the Reserve Account under subsection 4.11(i) with respect to such Transfer Date.
(d)	In the event that for any Transfer Date the Reserve Draw Amount is
greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount,
shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in
accordance with the instructions of the Servicer) and deposited into the Finance Charge Account
for application in the following priority:
(i)	an amount up to the excess, if any, of (x) an amount equal to that portion
of the Covered Amount computed pursuant to clause (a) of the definition of Covered
Amount over (y) an amount equal to that portion of the Class A
Available Funds
computed pursuant to clause (b) of the definition of Class A Available Funds shall be treated as Class A Available Funds to be applied pursuant to subsection 4.09(a)(i); and
(ii)	an amount up to the excess, if any, of (x) an amount equal to that portion
of the Covered Amount computed pursuant to clause (b) of the definition of Covered
Amount over (y) an amount equal to that portion of the Class B
Available Funds
computed pursuant to clause (b) of the definition of Class B Available Funds shall be treated as Class B Available Funds to be applied pursuant to subsection 4.09(b)(i).
(e)	In the event that the Reserve Account Surplus on any Transfer
Date, after
giving effect to all deposits to and withdrawals from the Reserve
Account with respect to such
Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the
Servicer, shall withdraw from the Reserve Account and distribute to the Collateral Interest
Holder in accordance with subsection 5.01(c), an amount equal to such Reserve Account
Surplus.
(f)	Upon the earliest to occur of (i) the termination of the Trust pursuant to
Article XII of the Agreement, (ii) if the Controlled Accumulation
Period has not commenced, the
first Transfer Date relating to the Rapid Amortization Period and (iii) if the Controlled
Accumulation Period has commenced, the earlier of the first Transfer
Date with respect to the
Rapid Amortization Period and the Transfer Date immediately preceding the Scheduled Payment
Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2000-G Certificateholders that are payable from the
Reserve Account as provided herein, shall withdraw from the Reserve Account and distribute to the Collateral Interest Holder in accordance with subsection 5.01(c), all amounts, if any, on
deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for
purposes of this Series Supplement.
SECTION 4.16	Determination of LIBOR.
(a)	On each LIBOR Determination Date, the Trustee will determine
LIBOR
on the basis of the rate for deposits in United States dollars for a three-month period (or commencing on the first Distribution Date with respect to the Rapid Amortization Period, for a one-month period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination
Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime
banks in the London interbank market for a three-month period (or commencing on the first
Distribution Date with respect to the Rapid Amortization Period, for a one-month period). The
Trustee will request the principal London office of each of the
Reference Banks to provide a
quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR
Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at
approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a three-month period (or commencing on the first Distribution Date with respect to the Rapid Amortization Period, for a one-month period).
(b)	The Class A Certificate Rate and Class B Certificate Rate
applicable to the
then current and the immediately preceding Interest Periods may be obtained by any Investor
Certificateholder by telephoning the Trustee at its Corporate Trust Office at (212) 815-5731.
(c)	On each LIBOR Determination Date prior to 12:00 noon New York
City
time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following
Interest Period.
SECTION 4.17	Seller's or Servicer's Failure to Make a Deposit or
Payment.
If the Servicer or the Seller fails to make, or give instructions to make, any
payment or deposit (other than as required by subsections 2.04(d) and
(e) and 12.02(a) or
Sections 10.02 and 12.01) required to be made or given by the Servicer or Seller, respectively, at
the time specified in the Agreement (including applicable grace periods), the Trustee shall make
such payment or deposit from the applicable Investor Account without instruction from the
Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 2000-G
Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such
payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the
Seller or the Servicer, as the case may be.
SECTION 4.18.	Interest Funding Account.
(a) The Trustee shall establish and maintain with a Qualified
Institution, which
may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the
Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2000-G
Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Account and in all proceeds thereof. The Interest
Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2000-G Certificateholders. If at any time the institution holding the Interest Funding
Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee
upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new
Interest Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Interest Funding Account. The
Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Interest Funding
Account from time to time, in the amounts and for the purposes set forth in this Series
Supplement, and (ii) on each Transfer Date make a deposit into the Interest Funding Account in the amounts specified in, and otherwise in accordance with, subsections 4.09(a) and (b).
(b)	Funds on deposit in the Interest Funding Account shall be
invested at the
direction of the Servicer by the Trustee in Permitted Investments.
Funds on deposit in the
Interest Funding Account on any Transfer Date, after giving effect to any withdrawals from the
Interest Funding Account on such Transfer Date, shall be invested in such investments that will
mature so that such funds will be available for withdrawal on or prior to the following Transfer
Date.  The Trustee shall:
(i)	hold each Permitted Investment (other than such as are described in clause
(c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the
Trustee that (I) such
investment property shall at all times be credited to a securities account of the Trustee,
(II) such securities intermediary shall comply with entitlement orders originated by the
Trustee without the further consent of any other person or entity,
(III) all property
credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with
respect to any property credited to such securities account, and (V)
such agreement shall
be governed by the laws of the State of New York;
(ii)	maintain possession of each other Permitted Investment not
described in
clause (i) above (other than such as are described in clause (c) of the definition thereof);
and
(iii)	cause each Permitted Investment described in clause (c) of the definition
thereof to be registered in the name of the Trustee by the issuer thereof;
provided, that no Permitted Investment shall be disposed of prior to its maturity date.  Terms
used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.
On each Transfer Date, the Trustee, acting at the Servicer's direction given on or
before such Transfer Date, shall transfer from the Interest Funding Account to the Finance
Charge Account the Interest Funding Investment Proceeds on deposit in the Interest Funding
Account for application as Class A Available Funds applied pursuant to subsection 4.09(a)(i).
Interest Funding Investment Proceeds (including reinvested interest)
shall not be
considered part of the amounts on deposit in the Interest Funding
Account for purposes of this
Series Supplement.
SECTION 8.	Article V of the Agreement.  Article V of the Agreement
shall
read in its entirety as follows and shall be applicable only to the Investor Certificateholders:

ARTICLE V
DISTRIBUTIONS AND REPORTS TO INVESTOR
CERTIFICATEHOLDERS

SECTION 5.01	Distributions.

(a)	On each Distribution Date, the Trustee shall distribute (in
accordance with
the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class A Certificateholder of record on the immediately
preceding Record Date (other than as provided in subsection 2.04(e) or
Section 12.03 respecting
a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided
Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to
Section 4.09 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.
(b)	On each Distribution Date, the Trustee shall distribute (in
accordance with
the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class B Certificateholder of record on the immediately
preceding Record Date (other than as provided in subsection 2.04(e) or
Section 12.03 respecting
a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided
Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to
Section 4.09 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.
(c)	On each Transfer Date, the Trustee shall distribute to the
Collateral
Interest Holder the aggregate amount payable to the Collateral Interest Holder pursuant to
Sections 4.09, 4.11 and 4.15 to the Collateral Interest Holder's
account, as specified in writing by
the Collateral Interest Holder, in immediately available funds.
SECTION 5.02	Monthly Series 2000-G Certificateholders' Statement.
(a)	On or before each Distribution Date, the Trustee shall forward to each
Series 2000-G Certificateholder, each Rating Agency and the Collateral Interest Holder a statement substantially in the form of Exhibit C to this Series
Supplement prepared by the
Servicer, delivered to the Trustee and setting forth, among other things, the following
information (which, in the case of subclauses (i), (ii) and (iii)
below, shall be stated on the basis
of an original principal amount of $1,000 per Certificate and, in the case of subclauses (ix) and
(x) shall be stated on an aggregate basis and on the basis of an original principal amount of
$1,000 per Certificate, as applicable):
(i)	the amount of the current distribution;
(ii)	the amount of the current distribution allocable to Class A
Monthly
Principal, Class B Monthly Principal and Collateral Monthly Principal, respectively;
(iii)	the amount of the current distribution allocable to Class A
Monthly
Interest, Class A Deficiency Amounts, Class A Additional Interest,
Class B Monthly
Interest, Class B Deficiency Amounts, Class B Additional Interest, Collateral Minimum
Monthly Interest, and any past due Collateral Minimum Monthly Interest, respectively;
(iv)	the amount of Collections of Principal Receivables processed during the
related Monthly Period and allocated in respect of the Class A Certificates, the Class B
Certificates and the Collateral Interest, respectively;
(v)	the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated in respect of the Class
A Certificates, the
Class B Certificates and the Collateral Interest, respectively;
(vi)	the aggregate amount of Principal Receivables, the Investor
Interest, the
Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor
Interest, the Class B Investor Interest, Class B Adjusted Investor Interest, the Collateral
Interest Amount, the Collateral Interest Adjusted Amount, the Floating
Investor
Percentage, the Class A Floating Allocation, the Class B Floating
Allocation, the
Collateral Floating Allocation and the Fixed Investor Percentage, Class
A Fixed
Allocation, the Class B Fixed Allocation and the Collateral Fixed Allocation with respect to the Principal Receivables in the Trust as of the end of the day on
the Record Date;
(vii)	the aggregate outstanding balance of Accounts which were 30 to
59, 60 to
89, 90 to 119, 120 to 149 and 150 or more days delinquent as of the end of the day on the
Record Date;
(viii)	the Aggregate Investor Default Amount, the Class A Investor
Default
Amount, the Class B Investor Default Amount and the Collateral Default Amount for the
related Monthly Period;
(ix)	the aggregate amount of Class A Investor Charge-Offs, Class B
Investor
Charge-Offs and Collateral Charge-Offs for the related Monthly Period;
(x)	the aggregate amount of Class A Investor Charge-Offs, Class B
Investor
Charge-Offs and Collateral Charge-Offs reimbursed on the Transfer Date immediately
preceding such Distribution Date;
(xi)	the amount of the Class A Servicing Fee, the Class B Servicing
Fee, the
Collateral Interest Servicing Fee and the Servicer Interchange for the related Monthly
Period;
(xii)	the Portfolio Yield for the preceding Monthly Period;
(xiii)	the amount of Reallocated Collateral Principal Collections
and
Reallocated Class B Principal Collections with respect to such
Distribution Date;
(xiv)	the Class A Investor Interest, the Class A Adjusted Investor
Interest, the
Class B Investor Interest, the Class B Adjusted Investor Interest, the Collateral Interest
Amount and the Collateral Interest Adjusted Amount as of the close of business on such
Distribution Date;
(xv)	LIBOR for the Interest Period ending on such Distribution Date;
(xvi)	the Principal Funding Account Balance on the Transfer Date;
(xvii)	the Accumulation Shortfall;
(xviii)	the Principal Funding Investment Proceeds transferred to
the Finance
Charge Account on the related Transfer Date;
(xix)	the amount of Class A Available Funds, Class B Available Funds
and
Collateral Available Funds on deposit in the Finance Charge Account on the related
Transfer Date;
(xx)	the amount on deposit in the Interest Funding Account;
(xxi)	the Interest Funding Investment Proceeds transferred to the
Finance
Charge Account on the related Transfer Date; and
(xxii)	such other items as are set forth in Exhibit C to this
Series Supplement.
(b)	Annual Certificateholders' Tax Statement.  On or before January
31 of
each calendar year, beginning with calendar year 2001, the Trustee shall distribute to each
Person who at any time during the preceding calendar year was a Series
2000-G
Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 2000-G Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion
thereof during which such Person was a Series 2000-G Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the
Servicer deems necessary or desirable to enable the Series 2000-G Certificateholders to prepare their tax returns.  Such obligations of the Trustee shall be deemed to have been satisfied to the
extent that substantially comparable information shall be provided by the Trustee pursuant to any
requirements of the Internal Revenue Code as from time to time in effect.
SECTION 9.	Series 2000-G Pay Out Events.  If any one of the following
events shall occur with respect to the Investor Certificates:
(a)	failure on the part of the Seller (i) to make any payment or deposit
required by the terms of (A) the Agreement or (B) this Series
Supplement, on or before the date
occurring five days after the date such payment or deposit is required to be made herein or (ii)
duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement or this Series Supplement (including, without limitation, the covenant of the Seller contained in Section 11 of this Series Supplement), which failure has a material adverse effect on the Series 2000-G Certificateholders (which determination shall be made
without reference to whether any funds are available under the
Collateral Interest) and which
continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or
to the Seller and the Trustee by the Holders of Investor Certificates evidencing Undivided
Interests aggregating not less than 50% of the Investor Interest of this Series 2000-G, and
continues to affect materially and adversely the interests of the
Series 2000-G Certificateholders
(which determination shall be made without reference to whether any funds are available under
the Collateral Interest) for such period;
(b)	any representation or warranty made by the Seller in the
Agreement or this
Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.01 or 2.06, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any
material respect for a period of 60 days after the date on which written notice of such failure,
requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the
Seller and the Trustee by the Holders of Investor Certificates
evidencing Undivided Interests
aggregating not less than 50% of the Investor Interest of this Series 2000-G, and (ii) as a result of which the interests of the Series 2000-G Certificateholders are materially and adversely affected
(which determination shall be made without reference to whether any funds are available under
the Collateral Interest) and continue to be materially and adversely affected for such period;
provided, however, that a Series 2000-G Pay Out Event pursuant to this subsection 9(b) hereof shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the
related Receivable, or all of such Receivables, if applicable, during such period in accordance
with the provisions of the Agreement;
(c)	the average of the Portfolio Yields for any three consecutive
Monthly
Periods is less than the average of the Base Rates for such period;
(d)	the Seller shall fail to convey Receivables arising under
Additional
Accounts, or Participations, to the Trust, as required by subsection
2.06(a);
(e)	any Servicer Default shall occur which would have a material adverse
effect on the Series 2000-G Certificateholders; or
(f)	the Investor Interest shall not be paid in full on the Scheduled
Payment
Date;
then, in the case of any event described in subsection 9(a), (b) or (e) hereof, after the applicable grace period set forth in such subparagraphs, if any, either the Trustee or Holders
of Series 2000-G Certificates and the Collateral Interest Holder
evidencing Undivided Interests
aggregating not less than 50% of the Investor Interest of this Series 2000-G by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders)
may declare that a pay out event (a "Series 2000-G Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection
9(c), (d) or (f) hereof, a
Series 2000-G Pay Out Event shall occur without any notice or other action on the part of the
Trustee or the Investor Certificateholders immediately upon the occurrence of such event.
SECTION 10.	Series 2000-G Termination.  The right of the Investor
Certificateholders to receive payments from the Trust will terminate on the first Business Day
following the Series 2000-G Termination Date.
SECTION 11.	Periodic Finance Charges and Other Fees.  The Seller hereby
agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the
Seller to be necessary in order for the Seller to maintain its credit card business, based upon a
good faith assessment by the Seller, in its sole discretion, of the nature of the competition in the
credit card business, it shall not at any time reduce the Periodic
Finance Charges assessed on any
Receivable or other fees on any Account if, as a result of such reduction, the Seller's reasonable
expectation of the Portfolio Yield as of such date would be less than the then Base Rate.
SECTION 12.	Limitations on Addition of Accounts.  The Seller agrees
that it
shall not designate any Additional Accounts pursuant to subsection
2.06(b) unless on or prior to
the related Addition Date, the Seller shall have provided the
Collateral Interest Holder with an
Officer's Certificate certifying that such designation of such
Additional Accounts will not, as of
the related Addition Date, (a) be reasonably expected by the Seller to result in a reduction or withdrawal by the Rating Agency of its rating for the Investor
Certificates or (b) cause a Series
2000-G Pay Out Event.
SECTION 13.	Counterparts.  This Series Supplement may be executed in
any
number of counterparts, each of which so executed shall be deemed to be an original, but all of
such counterparts shall together constitute but one and the same instrument.
SECTION 14.	Governing Law.  THIS SERIES SUPPLEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE,
WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, HOWEVER, THAT
THE IMMUNITIES AND STANDARD OF CARE OF THE TRUSTEE IN THE
ADMINISTRATION OF THE TRUST HEREUNDER SHALL BE GOVERNED BY THE
LAWS OF THE STATE OF NEW YORK.
SECTION 15.	Additional Notices.
(a)	For so long as the Investor Certificates shall be outstanding, the Seller
agrees to provide Fitch with the notice provided to each Rating Agency in subsection 2.06(c)(i)
and agrees to provide to Fitch and Standard and Poor's the Opinion of Counsel provided to
Moody's pursuant to subsection 2.06(c)(vi), in each case in the times and the manner provided
for in such subsections.
(b)	The Seller shall notify the Collateral Interest Holder promptly after
becoming aware of any Lien on any Receivable other than the conveyances under the
Agreement.  The Seller will notify the Collateral Interest Holder of any merger, consolidation,
assumption or transfer referred to in Section 7.02.
SECTION 16.	Additional Representations and Warranties of the Servicer.
MBNA America Bank, National Association, as initial Servicer, hereby makes, and any
Successor Servicer by its appointment under the Agreement shall make the following
representations and warranties:
(a)	All Consents.  All authorizations, consents, orders or approvals of or
registrations or declarations with any Governmental Authority required to be obtained, effected
or given by the Servicer in connection with the execution and delivery of this Series Supplement
by the Servicer and the performance of the transactions contemplated by this Series Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.
(b)	Rescission or Cancellation.  The Servicer shall not permit any rescission
or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other
Governmental Authority or in accordance with the normal operating procedures of the Servicer.
(c)	Receivables Not To Be Evidenced by Promissory Notes.  Except in
connection with its enforcement or collection of an Account, the
Servicer will take no action to
cause any Receivable to be evidenced by an instrument (as defined in the UCC as in effect in the
State of Delaware).
SECTION 17.	No Petition.  The Seller, the Servicer and the Trustee, by
entering
into this Series Supplement and each Certificateholder, by accepting a Series 2000-G Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any
institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor
Certificateholders, the Agreement or this Series Supplement.
SECTION 18.	Certain Tax Related Amendments.  In addition to being
subject
to amendment pursuant to any other provisions relating to amendments in either the Agreement or this Series Supplement, this Series Supplement may be amended by the Seller without the consent of the Servicer, Trustee or any Investor Certificateholder if
the Seller provides the
Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would
reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to
Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor Certificateholder;
provided, that no such amendment
shall be deemed effective without the Trustee's consent, if the
Trustee's rights, duties and
obligations hereunder are thereby modified. Promptly after the effectiveness of any amendment pursuant to this Section 18, the Seller shall deliver a copy of such amendment to each of the
Servicer, the Trustee and each Rating Agency.
SECTION 19.	Transfers of the Collateral Interest.
(a)	Unless otherwise consented to by the Seller, no portion of the
Collateral
Interest or any interest therein may be sold, conveyed, assigned, hypothecated, pledged, participated, exchanged or otherwise transferred (each, a "Transfer") except in accordance with this Section 19 and only to a Permitted Assignee. Any attempted or purported transfer, assignment, exchange, conveyance, pledge, hypothecation or grant other than to a Permitted
Assignee shall be void.  Unless otherwise consented to by the Seller, no portion of the Collateral
Interest or any interest therein may be Transferred to any Person (each such Person acquiring the
Collateral Interest or any interest therein, an "Assignee") unless such Assignee shall have executed and delivered to the Seller on or before the effective date of any Transfer a letter
substantially in the form attached hereto as Exhibit D (an "Investment Letter"), executed by such
Assignee, with respect to the related Transfer to such Assignee of all or a portion of the
Collateral Interest.
(b)	Each Assignee will certify that the Collateral Interest or the interest
therein purchased by such Assignee will be acquired for investment only and not with a view to
any public distribution thereof, and that such Assignee will not offer to sell or otherwise dispose
of the Collateral Interest or any interest therein so acquired by it in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws.
Each Assignee will acknowledge and agree that (i) it has no right to require the Seller to register under the Securities Act or any other securities law the Collateral Interest or the interest therein to be acquired by the Assignee and (ii) the sale of the Collateral
Interest is not being made by
means of the Prospectus.  Each Assignee will agree with the Seller that: (a) such Assignee will
deliver to the Seller on or before the effective date of any Transfer a letter in the form annexed hereto as Exhibit D (an "Investment Letter"), executed by such Assignee with respect to the purchase by such Assignee of all or a portion of the Collateral
Interest and (b) all of the
statements made by such Assignee in its Investment Letter shall be true and correct as of the date
made.
(c)	No portion of the Collateral Interest or any interest therein may be
Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any
"plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts
and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within
the meaning of Department of Labor Regulation Section 2510.3-101, 29
C.F.R.   2510.3-101 or
otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.
(d)	This Section 19 shall not apply to the transfer and pledge of the
Collateral
Interest on the Closing Date by the Seller pursuant to the Transfer Agreement or by the MBNA
Asset Backed Note Trust (2000-G) to the Indenture Trustee (as defined in the Transfer
Agreement) pursuant to the Indenture (as defined in the Transfer
Agreement).
SECTION 20.	Uncertificated Securities.  The Collateral Interest shall
be
delivered in uncertificated form.


IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 2000-G Supplement to be duly executed by their respective officers as of the day and year first above written.
MBNA AMERICA BANK,
NATIONAL ASSOCIATION,
Seller and Servicer



By:	/s/Kevin F. Sweeney
Kevin F. Sweeney
First Vice President



THE BANK OF NEW YORK,
Trustee



By:	/s/Cassandra D. Shedd
Name:Cassandra D. Shedd
Title: Assistant Treasurer
















[Signature Page to Series 2000-G Supplement dated as of July 20, 2000

EXHIBIT A-1


FORM OF CERTIFICATE

CLASS A

Unless this Certificate is presented by an authorized representative of The
Depository Trust Company, a New York corporation ("DTC"), to MBNA
America
Bank, National Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. __	$__________
	CUSIP No. _________


MBNA MASTER CREDIT CARD TRUST II
CLASS A FLOATING RATE
ASSET BACKED CERTIFICATE, SERIES 2000-G

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of
MasterCardr and VISAr credit card receivables generated or acquired by MBNA America
Bank, National Association and other assets and interests constituting the Trust under the
Pooling and Servicing Agreement described below.

(Not an interest in or obligation of
MBNA America Bank, National Association
or any Affiliate thereof.)

This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of
MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables
(including all Finance Charge Receivables but excluding recoveries on any charged-off
Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of
March 11, 1996, as of June 2, 1998 and as of January 10, 1999, as supplemented by the Series
2000-G Supplement dated as of July 20, 2000 (collectively, the "Pooling and Servicing
Agreement"), by and between MBNA America Bank, National Association, as Seller (the
"Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow.
The Series 2000-G Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

The Seller has structured the Pooling and Servicing Agreement and the Series
2000-G Certificates with the intention that the Series 2000-G Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Interest, the
Servicer and each Series 2000-G Certificateholder (or Series 2000-G Certificate Owner) by acceptance of its Series 2000-G Certificate (or in the case of a Series 2000-G Certificate Owner, by virtue of such Series 2000-G Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 2000-G
Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 2000-G Certificateholder agrees that it will cause any Series 2000-G
Certificate Owner acquiring an interest in a Series 2000-G Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 2000-G Certificates as indebtedness for certain tax purposes.

To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing
Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class
A Certificateholder by virtue of the acceptance hereof assents and by which the Class A
Certificateholder is bound.

Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class A Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and
Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.

Interest will accrue on the Class A Certificates from and including the Closing
Date through but excluding October 16, 2000, from and including October 16, 2000 through but excluding January 16, 2001 and with respect to each Interest Period thereafter, at the rate of
0.13% per annum above LIBOR, as more specifically set forth in the Pooling and Servicing
Agreement, and will be distributed on October 16, 2000 and on the 15th day of each January,
April, July and October thereafter, or if such day is not a Business Day, on the next succeeding
Business Day (an "Interest Payment Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Interest Payment Date, provided that commencing on the first Distribution Date with respect to the Rapid Amortization Period, the
15th day of each calendar month, or if such day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") will be an Interest Payment Date. During the Rapid
Amortization Period, in addition to Class A Monthly Interest, Class A Monthly Principal will be distributed to the Class A Certificateholders on each Distribution Date commencing in the month following the commencement of the Rapid Amortization Period until the Class A Certificates have been paid in full. During the Controlled Accumulation Period, in addition to quarterly payments of Class A Monthly Interest, the amount on deposit in the Principal Funding Account
(but not in excess of the Class A Investor Interest) will be distributed as principal to the Class A
Certificateholders on the July 2005 Distribution Date, unless distributed earlier as a result of the commencement of the Rapid Amortization Period in accordance with the Pooling and Servicing
Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 2000-G Class A Certificate to be duly executed under its official seal.



By:
Authorized Officer
[Seal]


Attested to:



By:
Cashier



Date:	July 20, 200

Form of Trustee's Certificate of Authentication

CERTIFICATE OF AUTHENTICATION


This is one of the Series 2000-G Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

THE BANK OF NEW YORK,
Trustee



By:
Authorized Signatory



Date:	July 20, 200

EXHIBIT A-2


FORM OF CERTIFICATE

CLASS B

Unless this Certificate is presented by an authorized representative of The
Depository Trust Company, a New York corporation ("DTC"), to MBNA
America
Bank, National Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. __	$__________
	CUSIP No. _________

MBNA MASTER CREDIT CARD TRUST II
CLASS B FLOATING RATE
ASSET BACKED CERTIFICATE, SERIES 2000-G

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of
MasterCardr and VISAr credit card receivables generated or acquired by MBNA America
Bank, National Association and other assets and interests constituting the Trust under the
Pooling and Servicing Agreement described below.

(Not an interest in or obligation of
MBNA America Bank, National Association
or any Affiliate thereof.)

This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA
America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all
Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the
Collateral Interest and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996, as of
June 2, 1998 and as of January 10, 1999, as supplemented by the Series 2000-G Supplement dated as of July 20, 2000 (collectively, the "Pooling and Servicing Agreement"), by and between
MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the
"Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 2000-G Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

The Seller has structured the Pooling and Servicing Agreement and the Series
2000-G Certificates with the intention that the Series 2000-G Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Interest, the
Servicer and each Series 2000-G Certificateholder (or Series 2000-G Certificate Owner) by acceptance of its Series 2000-G Certificate (or in the case of a Series 2000-G Certificate Owner, by virtue of such Series 2000-G Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 2000-G
Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 2000-G Certificateholder agrees that it will cause any Series 2000-G
Certificate Owner acquiring an interest in a Series 2000-G Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 2000-G Certificates as indebtedness for certain tax purposes.

To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing
Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class
B Certificateholder by virtue of the acceptance hereof assents and by which the Class B
Certificateholder is bound.

Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class B Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and
Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.

Interest will accrue on the Class B Certificates from and including the Closing
Date through but excluding October 16, 2000, from and including October 16, 2000 through but excluding January 16, 2001 and with respect to each Interest Period, thereafter, at the rate of
0.40% per annum above LIBOR, as more specifically set forth in the Pooling and Servicing
Agreement and will be distributed on October 16, 2000 and on the 15th day of each January,
April, July and October thereafter, or if such day is not a Business Day, on the next succeeding
Business Day (an "Interest Payment Date"), to the Class B Certificateholders of record as of the last Business Day of the calendar month preceding such Interest Payment Date, provided that commencing on the first Distribution Date with respect to the Rapid Amortization Period, the
15th day of each calendar month, or if such day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") will be an Interest Payment Date. During the Rapid
Amortization Period, in addition to Class B Monthly Interest, Class B Monthly Principal will be distributed to the Class B Certificateholders on each Distribution Date commencing in the month following the commencement of the Rapid Amortization Period (and after payment in full of the
Class A Investor Interest) until the Class B Certificates have been paid in full. During the
Controlled Accumulation Period, in addition to quarterly payments of Class B Monthly Interest, the amount remaining on deposit in the Principal Funding Account after the payment in full of the Class A Investor Interest (but not in excess of the Class B Investor Interest) will be distributed as principal to the Class B Certificateholders on the July 2005 Distribution Date, unless distributed earlier as a result of the commencement of the Rapid Amortization Period in accordance with the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose

IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 2000-G Class B Certificate to be duly executed under its official seal.



By:
Authorized Officer



[Seal]

Attested to:



By:
Cashier



Date:	July 20, 200

Form of Trustee's Certificate of Authentication

CERTIFICATE OF AUTHENTICATION


This is one of the Series 2000-G Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



THE BANK OF NEW YORK
Trustee



By:
Authorized Signatory



Date:	July 20, 200


EXHIBIT B

FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
TO THE TRUSTEE
MBNA AMERICA BANK, NATIONAL ASSOCIATION
MBNA MASTER CREDIT CARD TRUST II SERIES 2000-G
MONTHLY PERIOD ENDING                     ,


Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 2000-G Supplement. This notice is delivered pursuant to
Section 4.09.

A)	MBNA is the Servicer under the Pooling and Servicing Agreement.
B)	The undersigned is a Servicing Officer.
C)	The date of this notice is on or before the related Transfer Date under the Pooling
and Servicing Agreement.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee
(i) to make withdrawals
from the Finance Charge Account, the Interest Funding Account, the Principal Account, and the
Principal Funding Account on __________ __, ____, which date is a Transfer Date under the
Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 3(a) of the Series 2000-G Supplement and Section 4.09 of the Pooling and Servicing
Agreement:

A. Pursuant to subsection 3(a) of the Series 2000-G Supplement:

1.
Servicer Interchange
$__________
B. Pursuant to subsection 4.09(a)(i):

1.
Class A Monthly Interest at the Class A Certificate
Rate on the Class A Investor Interest
$__________

2.
Class A Deficiency Amount
$__________

3.
Class A Additional Interest
$__________
C. Pursuant to subsection 4.09(a)(ii):

1.
Class A Servicing Fee
$__________

2.
Accrued and unpaid Class A Servicing Fee
$__________
D. Pursuant to subsection 4.09(a)(iii):

1.
Class A Investor Default Amount
$__________
E. Pursuant to subsection 4.09(a)(iv):

1.
Portion of Excess Spread from Class A Available
Funds to be allocated and distributed as provided in
Section 4.11
$__________
F. Pursuant to subsection 4.09(b)(i):

1.
Class B Monthly Interest at the Class B Certificate
Rate on the Class B Investor Interest
$__________

2.
Class B Deficiency Amount
$__________

3.
Class B Additional Interest
$__________
G. Pursuant to subsection 4.09(b)(ii):

1.
Class B Servicing Fee
$__________

2.
Accrued and unpaid Class B Servicing Fee
$__________
H. Pursuant to subsection 4.09(b)(iii):

1.
Portion of Excess Spread from Class B Available
Funds to be allocated and distributed as provided in
Section 4.11
$__________
I. Pursuant to subsection 4.09(c)(i):

1.
Collateral Interest Servicing Fee, if applicable
$__________

2.
Accrued and unpaid Collateral Interest Servicing
Fee, if applicable
$__________
J. Pursuant to subsection 4.09(c)(ii):

1.
Portion of Excess Spread from Collateral Available
Funds to be allocated and distributed as provided in
Section 4.11
$__________


Total
$__________
K. Pursuant to subsection 4.09(d)(i):

1.
Amount on deposit in the Interest Funding Account to be paid to the Class A Certificateholders on the succeeding Interest Payment Date
$__________
L. Pursuant to subsection 4.09(d)(ii):

1.
Amount on deposit in the Interest Funding Account to be paid to the Class B Certificateholders on the succeeding Interest Payment Date
$__________
M. Pursuant to subsection 4.09(e)(i):

1.
Amount to be treated as Shared Principal
Collections
$__________
N. Pursuant to subsection 4.09(e)(ii):

1.
Amount to be paid to the Holder of the Seller
Interest
$__________

2.
Unallocated Principal Collections
$__________
O. Pursuant to subsection 4.09(f)(i):

1.
Class A Monthly Principal
$__________
P. Pursuant to subsection 4.09(f)(ii):

1.
Class B Monthly Principal
$__________
Q. Pursuant to subsection 4.09(f)(iii):

1.
Collateral Monthly Principal to be distributed to the Collateral Interest Holder in accordance with subsection 5.01(c)
$__________
R. Pursuant to subsection 4.09(f)(iv):

1.
Amount to be treated as Shared Principal
Collections
$__________
S. Pursuant to subsection 4.09(f)(v):

1.
Amount to be paid to the Holder of the Seller
Interest
$__________

2.
Unallocated Principal Collections
$__________


Total
$__________
T. Pursuant to subsection 4.09(g):

1.
Amount to be withdrawn from the Principal
Funding Account and deposited into the
Distribution Account
$__________
U. Pursuant to subsection 4.09(h):

1.
Amount to be withdrawn from the Interest Funding
Account allocable to the Class A Certificateholders and deposited into the Distribution Account
$__________

2.
Amount to be withdrawn from the Interest Funding
Account allocable to the Class B Certificateholders and deposited into the Distribution Account
$__________
V. Pursuant to subsection 4.18(b):

1.
Interest Funding Investment Proceeds to be applied as Collections of Finance Charge Receivables allocated to the Class A Certificateholders
$__________

II.  INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.01 from the
Distribution Account on                        ,         , which date
is a [Distribution Date] [Interest
Payment Date] under the Pooling and Servicing Agreement, amounts so deposited in the
Distribution Account pursuant to Section 4.09 as set forth below:

A. Pursuant to subsection 4.09(h):

1.
Amount to be distributed to Class A
Certificateholders
$__________

2.
Amount to be distributed to Class B
Certificateholders
$__________
B. Pursuant to subsection 4.09(i)(i):

1.
Amount to be distributed to the Class A
Certificateholders
$__________
C. Pursuant to subsection 4.09(i)(ii):

1.
Amount to be distributed to the Class B
Certificateholders
$__________


III. APPLICATION OF EXCESS SPREAD

Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess
Spread with respect to the related Monthly Period and to make the following distributions in the following priority:


A.
The amount equal to the Class A Required Amount, if any, which will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.09(a)
$__________
B.
The amount equal to the aggregate amount of Class A
Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Transfer Date of certain other amounts applied for that purpose) which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date
$__________
C.
The amount equal to the Class B Required Amount, if any, which will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.09(b) and then any amount available to pay the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account
$__________
D.
The amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account
$__________
E.
The amount equal to the Collateral Minimum Monthly
Interest plus the amount of any past due Collateral
Minimum Monthly Interest which will be paid to the Collateral Interest Holder for application in accordance with subsection 5.01(c)
$__________
F.
The amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fees which will be paid to the Servicer if the Seller or The Bank of New York is the Servicer
$__________
G.
The amount equal to the Collateral Default Amount, if any, for the prior Monthly Period which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account
$__________
H.
The amount equal to the aggregate amount by which the Collateral Interest Amount has been reduced for reasons other than the payment of amounts with respect to the Collateral Monthly Principal (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account
$__________
I.
On each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.15(f), the amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account
Amount which shall be deposited into the Reserve
Account
$__________
J.
The balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (i) above which shall be deposited into the Distribution Account and distributed to the Collateral Interest Holder in accordance with subsection 5.01(c)
$__________

IV.  REALLOCATED PRINCIPAL COLLECTIONS

Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the
Principal Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Monthly Period in the following amounts:

A.
Reallocated Collateral Principal Receivables
$__________
B.
Reallocated Class B Principal Receivables
$__________

V. ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:

A.
Subsections 4.09(a)(i) and (b)(i):


(1)
The aggregate amount of the Class A Deficiency
Amount
$__________

(2)
The aggregate amount of the Class B Deficiency
Amount
$__________
B.
Subsections 4.09(a)(ii) and (b)(ii):


The aggregate amount of all accrued and unpaid Investor
Monthly Servicing Fees
$__________
C.
Section 4.10:


The aggregate amount of all unreimbursed Investor
Charge Offs
$__________





	IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __th day __________, ____.


MBNA AMERICA BANK,
NATIONAL ASSOCIATION,
Servicer



By:
Name:
Title

EXHIBIT C

FORM OF MONTHLY SERIES 2000-G CERTIFICATEHOLDERS' STATEMENT

Series 2000-G

MBNA AMERICA BANK, NATIONAL ASSOCIATION





MBNA MASTER CREDIT CARD TRUST II






The information which is required to be prepared with respect to the distribution date of
,           and with respect to the performance of the Trust during the related Monthly Period.

Capitalized terms used in this Statement have their respective meanings set forth in the
Pooling and Servicing Agreement.


A.
Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
Original Certificate Principal Amount)

1.
The amount of the current monthly distribution in respect of Class A Monthly Principal
$__________

2.
The amount of the current monthly distribution in respect of Class B Monthly Principal
$__________

3.
The amount of the current monthly distribution in respect of Collateral Monthly Principal
$__________

4.
The amount of the current monthly distribution in respect of Class A Monthly Interest
$__________

5.
The amount of the current monthly distribution in respect of Class A Deficiency Amounts
$__________

6.
The amount of the current monthly distribution in respect of Class A Additional Interest
$__________

7.
The amount of the current monthly distribution in respect of Class B Monthly Interest
$__________

8.
The amount of the current monthly distribution in respect of Class B Deficiency Amounts
$__________

9.
The amount of the current monthly distribution in respect of Class B Additional Interest
$__________

10.
The amount of the current monthly distribution in respect of Collateral Minimum Monthly Interest
$__________

11.
The amount of the current monthly distribution in respect of any accrued and unpaid Collateral Minimum Monthly
Interest
$__________

12.
The total amount of the current quarterly interest
distribution from the Interest Funding Account (if
applicable)....................
$__________

13.
The amount of the current quarterly interest distribution in respect of the Class A Certificates (if applicable)..
$__________

14.
The amount of the current quarterly interest distribution in respect of the Class B Certificates (if applicable)..
$__________
B.
Information Regarding the Performance of the Trust

1.
Collection of Principal Receivables



(a)
The aggregate amount of Collections of Principal
Receivables processed during the related Monthly
Period which were allocated in respect of the Class
A Certificates
$__________


(b)
The aggregate amount of Collections of Principal
Receivables processed during the related Monthly
Period which were allocated in respect of the Class
B Certificates
$__________


(c)
The aggregate amount of Collections of Principal
Receivables processed during the related Monthly
Period which were allocated in respect of the Collateral Interest
$__________

2.
Principal Receivables in the Trust



(a)
The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly Period
$__________


(b)
The amount of Principal Receivables in the Trust represented by the Investor Interest of Series
2000-G as of the end of the day on the last day of the related Monthly Period
$__________


(c)
The amount of Principal Receivables in the Trust represented by the Series 2000-G Adjusted Investor
Interest as of the end of the day on the last day of the related Monthly Period
$__________


(d)
The amount of Principal Receivables in the Trust represented by the Class A Investor Interest as of the end of the day on the last day of the related
Monthly Period
$__________


(e)
The amount of Principal Receivables in the Trust represented by the Class A Adjusted Investor
Interest as of the end of the day on the last day of the related Monthly Period
$__________


(f)
The amount of Principal Receivables in the Trust represented by the Class B Investor Interest as of the end of the day on the last day of the related
Monthly Period
$__________


(g)
The amount of Principal Receivables in the Trust represented by the Class B Adjusted Investor
Interest as of the end of the day on the last day of the related Monthly Period
$__________


(h)
The amount of Principal Receivables in the Trust represented by the Collateral Interest Amount as of the end of the day on the last day of the related
Monthly Period
$__________


(i)
The amount of Principal Receivables in the Trust represented by the Collateral Interest Adjusted
Amount as of the end of the day on the last day of the related Monthly Period
$__________


(j)
The Floating Investor Percentage with respect to the related Monthly Period
____%


(k)
The Class A Floating Allocation with respect to the related Monthly Period
____%


(l)
The Class B Floating Allocation with respect to the related Monthly Period
____%


(m)
The Collateral Floating Allocation with respect to the related Monthly Period
____%


(n)
The Fixed Investor Percentage with respect to the related Monthly Period
____%


(o)
The Class A Fixed Allocation with respect to the related Monthly Period
____%


(p)
The Class B Fixed Allocation with respect to the related Monthly Period
____%


(q)
The Collateral Fixed Allocation with respect to the related Monthly Period
____%

3.
Delinquent Balances



The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly
Period:



Aggregate
Account
Balance

Percentage
of Total
Receivables






(a)
30	-	59 days:
$__________
____%

(b)
60	-	89 days:
$__________
____%

(c)
90	-	119 days:
$__________
____%

(d)
120	-	149 days:
$__________
____%

(e)
150	-	or more days:
$__________
____%


	Total:
$__________
____%


4.
Investor Default Amount


(a)
The Aggregate Investor Default Amount for the related Monthly Period
$__________


(b)
The Class A Investor Default Amount for the related Monthly Period
$__________


(c)
The Class B Investor Default Amount for the related Monthly Period
$__________


(d)
The Collateral Default Amount for the related
Monthly Period
$__________

5.
Investor Charge Offs



(a)
The aggregate amount of Class A Investor Charge
Offs for the related Monthly Period
$__________


(b)
The aggregate amount of Class A Investor Charge
Offs set forth in 5(a) above per $1,000 of original certificate principal amount
$__________


(c)
The aggregate amount of Class B Investor Charge
Offs for the related Monthly Period
$__________


(d)
The aggregate amount of Class B Investor Charge
Offset forth in 5(c) above per $1,000 of original certificate principal amount
$__________


(e)
The aggregate amount of Collateral Charge Offs for the related Monthly Period
$__________


(f)
The aggregate amount of Collateral Charge Offs set forth in 5(e) above per $1,000 of original certificate principal amount
$__________


(g)
The aggregate amount of Class A Investor Charge
Offs reimbursed on the Transfer Date immediately preceding this Distribution Date
$__________


(h)
The aggregate amount of Class A Investor Charge
Offs set forth in 5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
Distribution Date
$__________


(i)
The aggregate amount of Class B Investor Charge
Offs reimbursed on the Transfer Date immediately preceding this Distribution Date
$__________


(j)
The aggregate amount of Class B Investor Charge
Offs set forth in 5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
Distribution Date
$__________


(k)
The aggregate amount of Collateral Charge Offs reimbursed on the Transfer Date immediately preceding this Distribution Date
$__________



(l)
The aggregate amount of Collateral Charge Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding Distribution Date
$__________

6.
Investor Servicing Fee



(a)
The amount of the Class A Servicing Fee payable by the Trust to the Servicer for the related Monthly
Period
$__________


(b)
The amount of the Class B Servicing Fee payable by the Trust to the Servicer for the related Monthly
Period
$__________


(c)
The amount of the Collateral Servicing Fee payable by the Trust to the Servicer for the related Monthly
Period
$__________


(d)
the amount of Servicer Interchange payable by the Trust to the Servicer for the related Monthly
Period
$__________

7.
Reallocations


(a)
The amount of Reallocated Collateral Principal
Collections with respect to this Distribution Date
$__________


(b)
The amount of Reallocated Class B Principal
Collections with respect to this Distribution Date
$__________


(c)
The Collateral Interest Amount as of the close of business on this Distribution Date
$__________


(d)
The Collateral Interest Adjusted Amount as of the close of business on this Distribution Date
$__________


(e)
The Class B Investor Interest as of the close of business on this Distribution Date
$__________


(f)
The Class B Adjusted Investor Interest as of the close of business on this Distribution Date
$__________


(g)
The Class A Investor Interest as of the close of business on this Distribution Date
$__________


(h)
The Class A Adjusted Investor Interest as of the close of business on this Distribution Date
$__________

8.
Collection of Finance Charge Receivables


(a)
The aggregate amount of Collections of Finance
Charge Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the Class A
Certificates
$__________


(b)
The aggregate amount of Collections of Finance
Charge Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the Class B
Certificates
$__________


(c)
The aggregate amount of Collections of Finance
Charge Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the Collateral Interest
$__________

9.
Principal Funding Account


(a)
The principal amount on deposit in the Principal
Funding Account on the related Transfer Date
$__________


(b)
The Accumulation Shortfall with respect to the related Monthly Period
$__________


(c)
The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date to be treated as Class A
Available Funds
$__________


(d)
The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date to be treated as Class B
Available Funds
$__________

10.
Interest Funding Account


(a)
The aggregate amount on deposit in the Interest
Funding Account after giving effect to any deposits and withdrawals to be made on the related Transfer
Date
$__________


(b)
The aggregate amount deposited into the Interest
Funding Account with respect to the Class A
Certificates on the related Transfer Date
$__________


(c)
The aggregate amount deposited into the Interest
Funding Account with respect to the Class B
Certificates on the related Transfer Date
$__________


(d)
The Interest Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date
$__________

11.
Reserve Account


(a)
The Reserve Draw Amount on the related Transfer
Date
$__________


(b)
The amount of the Reserve Draw Amount
deposited in the Finance Charge Account on the related Transfer Date to be treated as Class A
Available Funds
$__________


(c)
The amount of the Reserve Draw Amount
deposited in the Finance Charge Account on the related Transfer Date to be treated as Class B
Available Funds
$__________

12.
Available Funds


(a)
The amount of Class A Available Funds on deposit in the Finance Charge Account on the related
Transfer Date
$__________


(b)
The amount of Class B Available Funds on deposit in the Finance Charge Account on the related
Transfer Date
$__________


(c)
The amount of Collateral Available Funds on deposit in the Finance Charge Account on the related Transfer Date
$__________

13.
Portfolio Yield


(a)
The Portfolio Yield for the related Monthly Period
____%


(b)
The Portfolio Adjusted
Yield for the related
Monthly Period
____%
C.
Floating Rate Determinations

1.
LIBOR for the Interest Period ending on this Distribution
Date
____%



MBNA AMERICA BANK,
NATIONAL ASSOCIATION,
Servicer



By:_________________________
Name:
Title

EXHIBIT D

FORM OF INVESTMENT LETTER

[Date]


Re	MBNA Master Credit Card Trust II;
	Purchases of Series 2000-G Collateral Interest

Ladies and Gentlemen:

This letter (the "Investment Letter") is delivered by the undersigned
(the
"Purchaser") pursuant to Section 19 of the Series 2000-G Supplement dated as of July 20, 2000
(the "Series Supplement") to the Pooling and Servicing Agreement dated as of August 4, 1994
(as amended and supplemented, the "Agreement"), each among The Bank of New York, as
Trustee, and MBNA America Bank, National Association, as Servicer and Seller. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement. The
Purchaser represents to and agrees with the Seller as follows:

(a) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the
Collateral Interest and is able to bear the economic risk of such investment.

(b) The Purchaser is an "accredited investor", as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Collateral Interest has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Collateral
Interest has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

(c) The Purchaser is acquiring an interest in the Collateral Interest without a view to any distribution, resale or other transfer thereof except, with respect to any Collateral
Interest or any interest or participation therein, as contemplated in the following sentence. The
Purchaser will not resell or otherwise transfer any interest or participation in the Collateral
Interest, except in accordance with Section 19 of the Series Supplement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Seller or any affiliate of the Seller; or
(iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Collateral Interest or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

(d) No portion of the Collateral Interest or any interest therein may be
Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any
"plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29
C.F.R.   2510.3-101 or
otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

(e) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the
Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.



Very truly yours,

[NAME OF PURCHASER]


By:___________________________
   Name:
   Title:
AGREED TO AS OF THE DATE FIRST
ABOVE WRITTEN:

MBNA AMERICA BANK,
  NATIONAL ASSOCIATION


By:_______________________
   Name:
   Title:



SCHEDULE TO EXHIBIT C

SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
MONTHLY PERIOD ENDING _________ __, ____
MBNA AMERICA BANK, NATIONAL ASSOCIATION
MBNA MASTER CREDIT CARD TRUST II SERIES 2000-G


1.
The aggregate amount of the Investor Percentage of Collections of Principal Receivables

$__________
2.
The aggregate amount of the Investor Percentage of Collections of Finance Charge Receivables (excluding Interchange and amounts with respect to Annual Membership Fees)
$__________
3.
The aggregate amount of the Investor Percentage of amounts with respect to Annual Membership Fees
$__________
4.
The aggregate amount of the Investor Percentage of Interchange
$__________
5.
The aggregate amount of Servicer Interchange
$__________
6.
The aggregate amount of funds on deposit in Finance Charge
Account allocable to the Series 2000-G Certificates
$__________
7.
The aggregate amount of funds on deposit in the Principal Account allocable to the Series 2000-G Certificates
$__________
8.
The aggregate amount of funds on deposit in the Interest Funding Account allocable to the Series 2000-G Certificates
$__________
9.
The aggregate amount of funds on deposit in the Principal Funding Account allocable to the Series 2000-G Certificates
$__________
10.
The aggregate amount to be withdrawn from the Finance Charge Account pursuant to Section 4.11 and distributed to the Collateral Interest Holder in accordance with subsection 5.01(c)
$__________
11.
The amount of Monthly Interest, Deficiency Amounts and
Additional Interest, if applicable, payable to the


(i)
Class A Certificateholders
$__________

(ii)
Class B Certificateholders
$__________

(iii)
Collateral Interest Holder
$__________
12.
The amount of principal payable to the


(i)
Class A  Certificateholders
$__________

(ii)
Class B Certificateholders
$__________

(iii)
Collateral Interest Holder
$__________
13.
The sum of all amounts payable to the


(i)
Class A Certificateholders
$__________

(ii)
Class B Certificateholders
$__________

(iii)
Collateral Interest Holder
$__________
14.
To the knowledge of the undersigned, no Series 2000-G Pay Out
Event or Trust Pay Out Event has occurred except as described below:



None.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this __th day of __________, ____.



MBNA AMERICA BANK,
NATIONAL ASSOCIATION,



By:	_________________________
Name:
Title:


SECTION 1.	Designation	1
SECTION 2.	Definitions	2
SECTION 3.	Servicing Compensation and Assignment of Interchange	18
SECTION 4.	Reassignment and Transfer Terms	19
SECTION 5.	Delivery and Payment for the Certificates	20
SECTION 6.	Form of Delivery of the Certificates; Depository;
Denominations	20
SECTION 7.	Article IV of the Agreement	20
SECTION 4.04	Rights of Certificateholders and the Collateral
Interest Holder	20
SECTION 4.05	Allocations	20
SECTION 4.06	Determination of Monthly Interest	24
SECTION 4.07	Determination of Monthly Principal	25
SECTION 4.08	Coverage of Required Amount	26
SECTION 4.09	Monthly Payments	27
SECTION 4.10	Investor Charge-Offs	30
SECTION 4.11	Excess Spread	32
SECTION 4.12	Reallocated Principal Collections	33
SECTION 4.13	Shared Principal Collections	33
SECTION 4.14	Principal Funding Account	34
SECTION 4.15	Reserve Account	35
SECTION 4.16	Determination of LIBOR	37
SECTION 4.17	Seller's or Servicer's Failure to Make a Deposit or
Payment	38
SECTION 4.18.	Interest Funding Account	38
SECTION 8.	Article V of the Agreement	39
SECTION 5.01	Distributions	39
SECTION 5.02	Monthly Series 2000-G Certificateholders' Statement
	40
SECTION 9.	Series 2000-G Pay Out Events	42
SECTION 10.	Series 2000-G Termination	43
SECTION 11.	Periodic Finance Charges and Other Fees	43
SECTION 12.	Limitations on Addition of Accounts	43
SECTION 13.	Counterparts	43
SECTION 14.	Governing Law	43
SECTION 15.	Additional Notices	43
SECTION 16.	Additional Representations and Warranties of the Servicer
	44
SECTION 17.	No Petition	44
SECTION 18.	Certain Tax Related Amendments	44
SECTION 19.	Transfers of the Collateral Interest	45
SECTION 20.	Uncertificated Securities	45


EXHIBITS

EXHIBIT A-1	Form of Class A Certificate

EXHIBIT A-2	Form of Class B Certificate

EXHIBIT B	Form of Monthly Payment Instructions And
Notification to the Trustee

EXHIBIT C	Form of Monthly Series 2000-G Certificateholders'
Statement

EXHIBIT D	Form of Collateral Interest Investment Letter


SCHEDULE 1

Schedule to the Exhibit C of the Pooling and Servicing Agreement


 	MasterCardr and Visar are federally registered servicemarks of MasterCard International Inc.
and of Visa U.S.A., Inc., respectively.
 	MasterCardr and Visar are federally registered servicemarks of MasterCard International Inc.
and of Visa U.S.A., Inc., respectively.



DOCSDC1:106810.2

DOCSDC1:106810.2

DOCSDC1:106810.2 	19

DOCSDC1:106810.2

	A-1-2
DOCSDC1:106810.2

DOCSDC1:106810.2

	A-1-3
DOCSDC1:106810.2

A-1-1
DOCSDC1:106810.2

	A-1-2
DOCSDC1:106810.2

A-1-4
DOCSDC1:106810.2

	A-2-2
DOCSDC1:106810.2

A-1-5
DOCSDC1:106810.2

	A-2-2
DOCSDC1:106810.2

A-2-1
DOCSDC1:106810.2

	A-2-2
DOCSDC1:106810.2

A-2-4
DOCSDC1:106810.2

DOCSDC1:106810.2 	B-2

A-2-5
DOCSDC1:106810.2

DOCSDC1:106810.2 	B-5

B-1
DOCSDC1:106810.2

DOCSDC1:106810.2 	B-2

B-9
DOCSDC1:106810.2

DOCSDC1:106810.2 	C-7

DOCSDC1:106810.2 	C-1

DOCSDC1:106810.2
D-2



DOCSDC1:106810.2 	D-1

DOCSDC1:106810.2
D-4



DOCSDC1:106810.2
TABLE OF CONTENTS
(continued)
Page

DOCSDC1:106810.2
-ii-


TABLE OF CONTENTS
Page
DOCSDC1:106810.2 	-i-